SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT


           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

- ------------------------------------------------------------------------------

               (Name of Registrant as Specified In Its Charter)

- ------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------------

     5) Total fee paid:

         ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1) Amount Previously Paid:

         ---------------------------------------------------------------


     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------

     3) Filing Party:

         ---------------------------------------------------------------


     4) Date Filed:
       ---------------------------------------------------------------


                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.


February 13, 2003


Dear Shareholders:

The attached Proxy Statement describes important shareholder proposals relating to the planned acquisition of Jones & Babson, Inc., the investment manager to the investment companies within the Babson Funds group listed above, by RBC Dain Rauscher Corp. The Investment Company Act of 1940 requires a vote whenever there is a change in ownership of an investment company's adviser. The acquisition will result in a change of ownership of Jones & Babson, Inc., and the termination of the existing management agreement for each Fund. Therefore you are now being asked to approve a new investment advisory agreement between the Funds and Jones & Babson, Inc.

The acquisition of Jones & Babson, Inc. should not affect you as a shareholder, as the Funds are expected to continue receiving the same level and quality of management expertise and services.

As a result of the ownership change, the Investment Counsel Agreements by which sub-advisory services are provided to the Funds will terminate automatically when the Current Management Agreements terminate. Therefore, shareholder approval of new Investment Counsel Agreements is also required.

The other proposal that you are being asked to approve is the election of a Board of Directors for each Fund.

The Boards of Directors have scheduled a Special Meeting of Shareholders to be held on March 28, 2003 at which you are being asked to approve the proposals described above. We hope that you will take the time to review the attached Proxy Statement and provide us with your vote on these important issues.

A Questions and Answers section is provided at the beginning of the Proxy Statement to address various questions that you may have about the proposals being considered, the voting process and the shareholder meeting generally. We urge you to confirm the Board's recommendations by voting FOR these proposals. You may vote by mail, telephone, using the Internet or in person.

Thank you for your continued support of the Babson Funds. If you should have any questions regarding the proxy material, please call the Funds' toll-free number,
(877) 722-2766, and ask to speak with a representative, who will be happy to help you.

Sincerely,



Stephen S. Soden



                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.


                 Notice of Joint Special Meeting of Shareholders
                         to be held March 28, 2003

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the "Special Meeting") of the investment companies within the Babson Funds group listed above (each a "Fund" and together the "Funds") will be held at the Funds' principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 1:00 p.m., local time.

The Special Meeting is being held so that shareholders of each Fund may consider and vote on the following proposals affecting their Fund, as fully described in the attached Proxy Statement.


FOR ALL FUNDS:
- --------------

1. To elect four Directors (seven Directors with respect to Babson Enterprise Fund II, Inc.) to hold office until their successors are duly elected and qualified or until their earlier resignation or removal;

2. To approve a New Investment Advisory Agreement between each Fund and Jones & Babson, Inc.;


FOR ALL FUNDS (EXCEPT BABSON-STEWART IVORY INTERNATIONAL FUND, INC.):
- --------------------------------------------------------------------

3.a. To approve a New Investment Counsel Agreement between Jones & Babson, Inc.
     and David L. Babson & Company Inc.;


FOR THE BABSON-STEWART IVORY INTERNATIONAL FUND, INC. ONLY:
- -----------------------------------------------------------

3.b. To approve a New Investment Counsel Agreement between Jones & Babson, Inc.
     and S.I. International Assets (formerly Babson-Stewart Ivory
     International)



FOR THE SHADOW STOCK FUND, INC. ONLY:
- -------------------------------------

3.c. To approve a New Investment Counsel Agreement between Jones & Babson, Inc.
     and Analytic Systems, Inc.


FOR ALL FUNDS:
- --------------

4. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003 for each Fund. These proxy materials were first mailed to shareholders on or about February 13, 2003.

As described further in the Proxy Statement, the principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact through D.F. King & Co., Inc. or its agents, as well as through Directors, officers and regular employees of management.

You are cordially invited to attend the Special Meeting. Whether or not you expect to attend, please complete, date and sign each enclosed Proxy Ballot and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).


                              By Order of the Boards of Directors



                              Martin A. Cramer
                              Secretary


February 13, 2003
Kansas City, Missouri


PROXY STATEMENT

TABLE OF CONTENTS

                                                                   Page

Questions and Answers.............................................   3
Proposal 1: Election of Directors.................................  11
Proposal 2: Approval of New Investment Advisory Agreements........  21
Proposal 3: Approval of New Investment Counsel Agreements.........  31
Proposal 4: Other Business........................................  36
Additional Information............................................  36
Exhibits   Current Management Agreements.......................... A-1
           Form of Proposed New Investment Advisory Agreement..... B-1
           Investment Counsel Agreements.......................... C-1
           Investment Counsel Agreement - S.I. International
               Assets............................................. D-1
           Investment Counsel Agreement - Analytic Systems, Inc... E-1


QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT

We encourage you to read the attached Proxy Statement in full. However, the following questions and answers represent some typical questions that shareholders might have regarding this proxy.

Q:   WHY AM I BEING SENT THIS PROXY?

A: You are receiving this proxy because you have the right to provide voting instructions on the important proposals concerning your investment in the Funds.

Q:   WHY AM I BEING  ASKED TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  ADVISORY
     AGREEMENT?

A: Each Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which requires that any investment advisory agreement for a mutual fund terminate automatically if the investment adviser experiences a significant change in ownership. This provision has the effect of requiring that shareholders vote on a new investment advisory agreement and is designed to ensure that shareholders have a say in the company or persons that manage their fund. The acquisition of Jones & Babson, Inc., the Funds' investment adviser, by RBC Dain Rauscher Corp. ("RBC Dain") will result in a change of ownership of Jones & Babson, Inc. and therefore requires shareholder approval of a New Investment Advisory Agreement between each Fund and Jones & Babson, Inc. Details of the change of ownership are contained in the Proxy Statement. The material differences between each current Management Agreement and the proposed New Investment Advisory Agreement for each Fund are described in the Proxy Statement. Your approval of the New Investment Advisory Agreement is not expected to change the level, nature or quality of services provided to the Funds.

Q. WILL THERE BE ANY FEE CHANGES UNDER THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT?

A: Currently, Jones & Babson, Inc. provides advisory and non-advisory services under the Management Agreement. Under the proposed New Investment Advisory Agreement, Jones & Babson, Inc. will only be providing advisory services and therefore will be paid .10% less annually in advisory fees. Jones & Babson, Inc. will be providing certain non-advisory services to the Funds pursuant to a proposed new Administrative Services Agreement under which it will be paid .10% annually by each Fund for such services. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. There is the potential that there could be an increase in the total operating expenses of a Fund in the future should the Board of a Fund decide to approve an increase in the fees under the Administrative Services Agreement. Any such increase will not be submitted to shareholders for their approval. However, as described in the Proxy Statement, the changes described will not result in an increase in overall Fund expenses for at least two years from the date of the RBC Dain acquisition of Jones & Babson, Inc.

     The proposed New Investment Advisory Agreement, unlike the Current Management Agreements, does not mandate the use of David L. Babson & Company Inc. as sub-adviser for the Funds. In addition, as discussed in more detail in the Proxy Statement, the New Investment Advisory Agreement would allow Jones & Babson, Inc., subject to approval by the Board of Directors, to terminate David L. Babson & Company Inc. or any other sub-adviser retained by Jones & Babson, Inc. Although shareholders would no longer have the right to vote on the termination of sub-advisers, the Boards of Directors have determined that this provision is in the best interest of shareholders because it provides the Funds and their adviser maximum flexibility in seeking to obtain the best investment results for shareholders.


Q: WILL THERE BE ANY CHANGES IN THE MANAGEMENT OF THE FUNDS IN CONNECTION WITH THE CHANGE IN CONTROL OF JONES & BABSON, INC.?

A: No. Jones & Babson, Inc. will continue to manage the Funds after the change in ownership takes place, and it is also anticipated that the current sub-advisers will remain in place. The Funds are expected to continue receiving the same level and quality of management expertise and services as they do now.


Q:   WHY AM I BEING  ASKED  TO  APPROVE  THE  PROPOSED  NEW  INVESTMENT  COUNSEL
     AGREEMENT?

A: Each Fund's Current Investment Counsel Agreement provides that it terminates automatically if the Management Agreement with Jones & Babson, Inc. terminates. Because RBC Dain's acquisition of Jones & Babson, Inc. will cause the termination of the Management Agreement, shareholder approval of a New Investment Counsel Agreement is required. The material differences between the Current Investment Counsel Agreement and the proposed New Investment Counsel Agreement for each Fund are described in the Proxy Statement. Your approval of a New Investment Counsel Agreement for your Fund will not increase the sub-advisory fees of each of the Funds or change the level, nature or quality of services provided to the Funds.

Q:   WHAT ELSE AM I BEING ASKED TO APPROVE?

A:   You are being asked to elect a Board of Directors for each Fund.

Q:   HOW DO THE BOARDS OF DIRECTORS RECOMMEND THAT I VOTE?

A: After careful consideration, each Board of Directors unanimously recommends that you vote in favor of, or FOR, each proposal on the enclosed Proxy Ballot.


Q:   WHO IS ELIGIBLE TO VOTE?

A: Shareholders of record at the close of business on January 17, 2003 are entitled to vote at the Special Meeting or any adjournment thereof. Each share or fractional share of record of a Fund is entitled to one vote or a fractional vote on each matter presented at the Special Meeting that pertains to that Fund.


Q:   WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A: Please call your Fund at (877) 722-2766 for additional information. You can vote in one of four ways:

     By Mail: Use the enclosed Proxy Ballot to record your vote for each proposal, then return the card in the postpaid envelope provided.

     By Telephone:  Please see the  instructions on the Proxy Ballot.

     Using  the  Internet:   Please  see  the  instructions  on  the
     Proxy Ballot.

     In Person: By attending the Special Meeting and voting your shares.

Q: WHAT WILL HAPPEN IF THERE ARE NOT ENOUGH VOTES TO OBTAIN A QUORUM OR APPROVE THE PROPOSALS?

A: It is important that shareholders vote to ensure that there is a quorum for the Special Meeting. If a quorum is not present at the Special Meeting, the persons named as proxies may propose one or more adjournments of the
     Special Meeting for that Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders. If we do not receive your vote after several weeks, you may be contacted by officers of the Funds or their adviser or by our proxy solicitor, who will remind you to vote your shares. If we don't receive sufficient votes to approve the proposals by the date of the Special Meeting, we may adjourn the Special Meeting to a later date so that we can continue to seek more votes.




                     D.L. Babson Tax-Free Income Fund, Inc.
                       D.L. Babson Money Market Fund, Inc.
                          Babson Enterprise Fund, Inc.
                         Babson Enterprise Fund II, Inc.
                        David L. Babson Growth Fund, Inc.
                             Babson Value Fund, Inc.
                             Shadow Stock Fund, Inc.
                  Babson-Stewart Ivory International Fund, Inc.

                                 Proxy Statement
                      Joint Special Meeting of Shareholders
                                 March 28, 2003


This Proxy Statement is being furnished in connection with the solicitation of proxies (voting instructions) from shareholders of the Babson Funds listed above (each a "Fund" and together the "Funds"), by and on behalf of the Boards of Directors of the Funds. Each Fund is a corporation organized under the laws of the State of Maryland.

The proxies are intended for use at a Joint Special Meeting of Shareholders of the Funds (the "Special Meeting") to be held at the Funds' principal offices at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108, on March 28, 2003, at 1:00 p.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice.

The Directors have scheduled the Special Meeting as a joint meeting of the shareholders of the Funds because shareholders of each Fund are being asked to consider and vote on similar matters. Shares entitled to be voted at the Special Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date that are still held at the time they are to be voted. All shares of a Fund will vote together as a single class on each proposal affecting that Fund, and shareholders of a Fund are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Fund.

Please indicate your voting instructions on the enclosed Proxy Ballot, sign and date the Ballot and return it in the envelope provided. If you wish to vote using the Internet or over the telephone, instructions about how to do so are contained in the materials that accompany this Proxy Statement (please see the instructions on the Proxy Ballot). If your shares are held in the name of your broker, please contact your broker for instructions regarding how to vote your shares.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the Shares represented by it that you still hold will be voted as you have instructed. You may revoke your Proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated Proxy Ballot that is received by the Fund at or prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

In the event a quorum for any Fund is not present at the Special Meeting or in the event that a quorum is present but sufficient votes to approve a Proposal for a Fund are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the best interest of shareholders.

Reports to Shareholders and Financial Statements. The Funds' latest joint Annual Report to Shareholders, which includes audited financial statements for the fiscal year ended June 30, 2002, is available free of charge. To obtain a copy, please call the Babson Funds toll-free at (877) 722-2766, or in the Kansas City area at (816) 751-5900, or you may send a written request to Babson Funds, P.O. Box 219757, Kansas City, MO 64121-9757.

Your vote is important no matter how many shares you own. If you have any questions concerning the Proxy Statement or the procedures to be followed to execute and deliver a Proxy, please contact the Babson Funds by calling Martin
A. Cramer toll-free at (877) 722-2766. In order to avoid the additional expense of further solicitation, we ask your cooperation in returning your Proxy Ballot promptly.


                               PROXY SUMMARY TABLE

The proposals to be voted on by Shareholders of the Funds are as follows:

Proposals                                 Fund(s) to Which Each Proposal Applies
1. Election of four Directors for each         ALL FUNDS
   Fund (seven Directors  with respect to
   Babson Enterprise Fund II, Inc.) to
   hold office until their successors
   are duly elected and qualified or
   until their earlier resignation or
   removal.

2. Approval of a New Investment Advisory       ALL FUNDS
   Agreement between each Fund and
   Jones & Babson, Inc.


3.a. Approval of a New Investment Counsel      D.L. BABSON TAX-FREE INCOME FUND, INC.
     Agreement between Jones & Babson, Inc.    D.L. BABSON MONEY MARKET FUND, INC.
     and David L. Babson & Company Inc.        BABSON ENTERPRISE FUND, INC.
                                               BABSON ENTERPRISE FUND II, INC.
                                               DAVID L. BABSON GROWTH FUND, INC.
                                               BABSON VALUE FUND, INC.
                                               SHADOW STOCK FUND, INC.

3.b. Approval of a New Investment Counsel      BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
     Agreement between Jones & Babson, Inc.
     and S.I. International Assets
     (formerly Babson-Stewart Ivory
      International)

3.c. Approval of New Investment Counsel        SHADOW STOCK FUND, INC.
     Agreement between Jones & Babson,
     Inc. and Analytic Systems, Inc.


                                  Introduction

RBC Dain, an affiliate of Liberty Life Insurance Company ("Liberty"), part of the U.S. operations of RBC Insurance, the insurance operations of Royal Bank of Canada, has entered into a Purchase Agreement ("J&B Purchase Agreement") with Generali Finance B.V. ("Generali"), the indirect parent company of Business Men's Assurance Company of America ("BMA"), and BMA, dated April 29, 2002. Under the J&B Purchase Agreement, RBC Dain will purchase from BMA all of the outstanding shares of common stock of Jones & Babson, Inc. ("J&B"), a wholly-owned subsidiary of BMA and the investment adviser to the Funds ("J&B Transaction"). The J&B Transaction is subject to certain regulatory approvals and other customary conditions as well as the approval by each Fund's shareholders of a new investment advisory agreement with J&B (to take effect following the acquisition by RBC Dain). There is no assurance these approvals will be obtained.

In a related transaction, Generali and Liberty have entered into a Purchase Agreement dated April 29, 2002 ("BMA Purchase Agreement"). Under the BMA Purchase Agreement, Liberty will purchase from Generali all of the outstanding shares of common stock of BMA ("BMA Transaction"). The BMA Transaction is subject to the satisfaction of various terms and conditions and various regulatory and other approvals including approval by the Missouri Department of Insurance of the acquisition of BMA by Liberty. There is no assurance these approvals will be obtained.

Each of the BMA Transaction and the J&B Transaction is conditioned upon the closing of the other acquisition. Assuming all regulatory and other approvals are obtained in a timely manner, the parties anticipate that the J&B Transaction (as well as the BMA Transaction) will close on or about May 1, 2003 (the "Closing").

The J&B Purchase Agreement contains certain closing conditions. One of the conditions requires that shareholder approvals of new advisory and sub-advisory agreements for the Funds and other affiliated funds managed by Jones & Babson, Inc. and certain affiliates be obtained from shareholders whose shares represent, as of the Closing, at least 75% of the aggregate net assets of the Funds and the other affiliated funds as of the date of the J&B Purchase Agreement. These other affiliated funds consist of the following: J&B Funds, Investors Mark Series Fund, Inc., and D.L. Babson Bond Trust. Increases or decreases attributable exclusively to positive or negative changes in the market value of portfolio assets that occur between the date of the J&B Purchase Agreement and the date of the Closing are not taken into account in calculating this 75% figure. There is no assurance that this condition will be met. If approvals are not obtained from the requisite 75%, the J&B Purchase Agreement provides that RBC Dain shall propose to Generali a revised purchase price to be paid to Generali. In this event, there is no assurance that RBC Dain's revised offer will be acceptable to Generali. Therefore, there is no guarantee that the Closing will occur. Shareholders of the Funds are not being asked to vote on the J&B Transaction or the BMA Transaction.

The consummation of the J&B Transaction will result in an "assignment," as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of each Fund's current management and investment counsel agreements ("Current Agreements"). Under the 1940 Act, the Current Agreements will automatically terminate upon their assignment. As a result, the Boards of Directors of the Funds have approved New Investment Advisory and New Investment Counsel Agreements ("New Agreements"), subject to approval by shareholders. The New Agreements are discussed in detail later in this Proxy Statement.

Section 15(f) of the 1940 Act provides that an investment adviser (such as J&B) to a registered investment company (such as the Funds), and the affiliates of such adviser, may receive any amount or benefit in connection with a sale of any interest in such investment adviser that results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor; and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

Consistent with the first condition of Section 15(f), Generali, BMA and RBC Dain have agreed in the J&B Purchase Agreement that RBC Dain will cause the Funds to comply with the requirements of 15(f) including using all commercially reasonable efforts to assure that, for a period of three years after the Closing, at least 75% of the Board of Directors of each Fund, or any permitted successor thereto, are not "interested persons" (as defined in the 1940 Act) of J&B.

With respect to the second condition of Section 15(f), any unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two year period after any such transaction occurs whereby the investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation, either directly or indirectly, of two types. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

In the J&B Purchase Agreement, RBC Dain agreed not to impose or seek to impose, for a period of two years after the Closing date, any unfair burden on the Funds within the meaning of Section 15(f) of the 1940 Act. As described later in this Proxy Statement, overall expenses of the Funds will not exceed current levels for a period of two years from the Closing date, under an Expense Limitation Agreement between J&B and the Funds.



                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

It is proposed that four nominees (seven nominees with respect to the Babson Enterprise Fund II, Inc.) be elected to each Fund's Board at the Special Meeting. The nominees would serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The nominees would take office effective upon Closing. Biographical information regarding each of the nominees is provided in this Proposal.

The role of a Fund's Board of Directors is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Directors meet at least quarterly and review each Fund's performance and oversee the services provided to the Fund by the investment manager, sub-advisers and the Fund's other service providers.


Information Regarding Nominees

At a meeting held on May 30, 2002, the Directors who are not interested persons of the Funds, J&B or any sub-adviser (the "Independent Directors"), unanimously nominated Messrs. Bell, James and Wein and Ms. Hale, described below, for election as Directors, to take office effective upon Closing. Prior to the nomination of these four individuals, a committee of the Independent Directors reviewed detailed written information concerning the nominees and met in person with them. None of these four nominees is currently a Director of any of the Funds. If elected by shareholders, these four nominees will only take office if the Closing occurs. If the Closing does not occur, the current Directors will remain as the entire Board of Directors of each Fund. If elected, each will serve until his or her successor is duly elected and qualified. If any of the nominees become unavailable for election as a Director before the meeting, proxies will be voted for the other persons that the Directors recommend. The four nominees, each of whom will be an Independent Director if elected by shareholders, are all currently directors of Great Hall Investment Funds, Inc., a mutual fund advised by Voyageur Asset Management Inc., an RBC Dain affiliate. With respect to the nominees for Babson Enterprise Fund II, Inc., William H. Russell, Stephen S. Soden and H. David Rybolt, each a current Director, are being proposed for election.

With regard to the current Directors, Mr. Russell is a Director of all Funds and has previously been elected as such by shareholders. Mr. Rybolt is a Director of all Funds, except Babson-Stewart Ivory International Fund, Inc., and has previously been elected as such by shareholders.

Edward S. Ritter is a Director of all Funds, except Babson Enterprise Fund II, Inc., and has previously been elected as such by shareholders. Mr. Ritter intends to resign as a Director of such Funds upon Closing. Stephen S. Soden is a Director of Babson Enterprise Fund II, Inc., has not been elected by shareholders and intends to resign as a Director of the Fund upon Closing. James
T. Jensen is a Director of Babson-Stewart Ivory International Fund, Inc. ("International Fund") and has previously been elected as such by shareholders.

Background Information Regarding the Nominees, Directors and Executive Officers of the Funds

The following provides the names, ages, addresses and principal occupations of the nominees and the existing Directors. The age of each individual is indicated in parenthesis.


Current Interested Directors

- --------------------------- --------------------   ----------------------- -----------------  ------------------- --------------

Name, Address and Age      Position(s) Held with     Term of Office and    Principal Occupation    Number of           Other
                                 the Funds          Length of Time Served  During Past 5 Years     Portfolios in Fund  Directorships
                                                                                                   Complex(1) Overseen Held by
                                                                                                   or to be Overseen   Director
                                                                                                   by Director
- --------------------------- --------------------   ----------------------- -------------------- ------------------ --------------
- --------------------------- --------------------   ----------------------- -------------------- ------------------ --------------

Edward S. Ritter* (48)       Director              Director since          Senior Vice President-     Nine2          Director,
BMA Tower                                          September 13, 2002      Corporate Development,                    Jones &
700 Karnes Boulevard                                                       Business Men's Assurance                  Babson,
Kansas City, Missouri 64108                                                Company of America ("BMA")                Inc., (mutual
                                                                           (insurance company);                      fund management
                                                                           Vice President of                         company)
                                                                           Investors Mark Advisor,
                                                                           LLC ("IMA") (mutual
                                                                           fund management company).



- --------------------------- --------------------   ----------------------- ---------------------- ------------------ -------------
- --------------------------- --------------------   ----------------------- ---------------------- ------------------ -------------
Stephen S. Soden* (57)      Director, President    Three years of service  President, Chief Executive   Eleven3      Director,
BMA Tower                   and Principal          as a Director           Officer and Chairman of the Board,        Jones &
700 Karnes Boulevard        Executive Officer                              Jones & Babson, Inc. (mutual fund         Babson,
Kansas City, MO 64108                                                      management company); President,           Inc., (mutual
                                                                           IMA (mutual fund management company);     fund management
                                                                           President and Principal Executive         company)
                                                                           Officer, Investors Mark Series
                                                                           Fund; President and Principal
                                                                           Executive Officer, Buffalo Fund
                                                                           Complex (seven funds);
                                                                           President and Principal Executive
                                                                           Officer, J&B Funds (three
                                                                           funds); Senior Vice President
                                                                           of BMA and, formerly, President
                                                                           and Chief Executive Officer of BMA
                                                                           Financial Services, Inc.
                                                                           ("BMAFS") (broker/dealer)
                                                                           until December 31, 2001 when
                                                                           BMAFS ceased operations.





*Mr. Ritter and Mr. Soden may be deemed to be "interested persons" of the Funds as that term is defined in the 1940 Act due to their positions with Jones & Babson, Inc., the Funds' investment manager, principal underwriter and administrator.

Current Independent Directors

- --------------------------- --------------------    ----------------------- --------------------  ------------------- ------------

Name, Address and Age      Position(s) Held with      Term of Office and    Principal Occupation   Number of           Other
                                 the Funds           Length of Time Served  During Past 5 Years    Portfolios in Fund  Directorships
                                                                                                   Complex Overseen    Held by
                                                                                                   or to be Overseen   Director
                                                                                                   by Director
- --------------------------- --------------------    ----------------------- ---------------------- ------------------ ------------
- --------------------------- --------------------    ----------------------- ---------------------- ------------------ ------------

William H. Russell (79)      Director                Eighteen years of     Financial Consultant    Nineteen4           None
                                                     service as a
BMA Tower                                            Director
700 Karnes Blvd
Kansas City, MO 64108

- --------------------------- ----------------------- ----------------------   --------------------- ---------------- --------------
- --------------------------- ----------------------- ----------------------   ---------------------- ---------------- -------------

H. David Rybolt (60)          Director               Twelve years of        Consultant, HDR         Eighteen5           None
                                                     service as a           Associates (management
BMA Tower                                            Director               consulting)
700 Karnes Blvd
Kansas City, MO 64108

- --------------------------- -----------------------  --------------------   ---------------------- ----------------- -------------

James T. Jensen (74)              Director           Sixteen years of       Chief Executive Officer     One6                None
                                                     service as a           Jensen Associates, Inc.
BMA Tower                                            Director               (consulting)
700 Karnes Blvd
Kansas City, MO 64108


- ---------------------------- ----------------------  -------------------    --------------------- ----------------- --------------
- ---------------------------- ----------------------  -------------------    --------------------- ----------------- --------------

NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS

T. Geron ("Jerry") Bell (61)     Director Nominee    Not Applicable   President of C.R.P. Sports (the      22  Director, Great Hall
34 Kirby Puckett Place                                                parent company of the Minnesota          Investment Funds,
Minneapolis, MN 55415                                                 Twins and of Victory Sports) since       Inc., a registered
                                                                      November, 2002; prior thereto,           investment company
                                                                      President of the Minnesota Twins         advised by an
                                                                      Baseball Club Incorporated since         affiliate of RBC
                                                                      1987.                                    Dain that consists of
                                                                                                               five separate
                                                                                                               portfolios.

Sandra J. Hale (68)             Director Nominee    Not Applicable   President of Enterprise Management,   22   Director, Great Hall
60 South Sixth Street                                                 Int'l. since 1991.                        Investment Funds,
Minneapolis, MN 55402                                                                                           Inc., a registered
                                                                                                                investment company
                                                                                                                advised by an
                                                                                                                affiliated of RBC
                                                                                                                Dain that consists
                                                                                                                of five separate
                                                                                                                portfolios.

Ronald James (52)                Director Nominee    Not Applicable   President and Chief Executive         22  Director, Great Hall
MJH 300, 1000 LaSalle                                                 Officer, Center for Ethical               Investment Funds,
Minneapolis, MN 55403-2005                                            Business Cultures since 2000;             Inc., a registered
                                                                      President and Chief Executive             investment company
                                                                      Officer of the Human Resources            advised by an
                                                                      Group, a division of Ceridian             affiliate of RBC
                                                                      Corporation, from 1996 to 1998.           Dain that consists
                                                                      Ceridian Corporation is an                of five separate
                                                                      information services company              portfolios.
                                                                      specializing in human resources
                                                                      outsourcing solutions.

Jay H. Wein (70)                 Director Nominee    Not Applicable   Independent investor and business    22   Director, Great Hall
5305 Elmridge Circle                                                  consultant since 1989.                    Investment Funds,
Excelsior, MN 55331                                                                                             Inc., a mutual fund
                                                                                                                advised by an
                                                                                                                affiliate of RBC
                                                                                                                Dain that consists
                                                                                                                of five separate
                                                                                                                portfolios.


NOMINEE FOR ELECTION AS INTERESTED DIRECTOR - BABSON ENTERPRISE FUND II, INC.

Stephen S. Soden**              Director


ADDITIONAL NOMINEES FOR ELECTION AS INDEPENDENT DIRECTORS - BABSON ENTERPRISE FUND II, INC.

William H. Russell**            Director

H. David Rybolt** Director

- --------------------------
** Biographical information for Messrs. Russell, Rybolt and Soden is contained above.



Executive Officers of the Funds

Currently, the principal executive officers of the Funds are all officers and/or employees of Jones & Babson, Inc. The following table contains information about the current principal executive officers of the Funds.




- ------------------------------------ ---------------------------- -------------------- -------------------------------

 Name, Address and Age                Position with the Funds     Term of Office and    Principal Occupation(s)
                                                                  Length of Time Served During Past Five Years
- ------------------------------------ ---------------------------- --------------------  ------------------------------
- ------------------------------------ ---------------------------- --------------------  ------------------------------

Stephen S. Soden* (57)
BMA Tower
700 Karnes Boulevard
Kansas City, MO 64108

- ------------------------------------ ---------------------------- ------------------- ---------------------------------------
- ------------------------------------ ---------------------------- -------------------- ---------------------------------------

P. Bradley Adams (42)                Vice President, Treasurer,    One year term and     Vice President, Chief Financial Officer and
                                     Principal Financial Officer   twelve years of       Treasurer, Jones & Babson, Inc. (mutual
BMA Tower                            and Principal Accounting      service               fund management company); Treasurer, IMA
700 Karnes Blvd                      Officer                                             (mutual fund management company);
Kansas City, MO 64108                                                                    Principal Financial Officer and
                                                                                         Principal Accounting Officer,
                                                                                         Investors Mark Series Fund; Vice
                                                                                         President, Treasurer, Principal Financial
                                                                                         Officer and Principal Accounting
                                                                                         Officer, Buffalo Fund  Complex;
                                                                                         Vice  President, Principal Financial
                                                                                         Officer, Principal Accounting Officer
                                                                                         and Trustee, J&B Funds; and Treasurer,
                                                                                         Principal Financial Officer and
                                                                                         Principal Accounting Officer, Gold
                                                                                         Bank Funds (two mutual  funds)7.


- ------------------------------------ --------------------------- --------------------- ---------------------------------------
- ------------------------------------ --------------------------- --------------------- ---------------------------------------


Martin A. Cramer (53)                Vice President, Chief         One year term and   Legal and Regulatory Affairs Vice
                                     Compliance Officer and        twelve years of     President, Chief Compliance Officer and
BMA Tower                            Secretary                     service             Secretary, Jones & Babson, Inc. (mutual
700 Karnes Blvd                                                                        fund management company); Chief Compliance
Kansas City, MO 64108                                                                  Officer and Secretary, IMA (mutual fund
                                                                                       management company); Vice President, Chief
                                                                                       Compliance Officer and Secretary, Buffalo
                                                                                       Fund Complex; Assistant Vice President, Chief
                                                                                       Compliance Officer and Secretary, J&B Funds;
                                                                                       and Secretary, Gold Bank Funds (two mutual
                                                                                       funds).

- ------------------------------------ --------------------------- --------------------- ---------------------------------------
- ------------------------------------ --------------------------- --------------------- ---------------------------------------

Constance E. Martin (41)             Vice President                One year term and     Director - Mutual Fund Client Relations,
                                                                   seven years of        Jones & Babson, Inc. (mutual fund
BMA Tower                                                          service               management company); Vice President,
700 Karnes Blvd                                                                          Buffalo Fund Complex and J&B Funds.
Kansas City, MO 64108

- ------------------------------------ -------------------------- ---------------------- --------------------------------------


*Biographical information for Mr. Soden is provided above under "Current Interested Directors."

1 The term "Fund Complex" as used herein consists of the Babson Funds, J&B Funds, the Buffalo Fund Complex and Investors Mark Series Fund, Inc. The Babson Funds consist of: Babson Enterprise Fund II, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income
     Fund, Inc., Babson Enterprise Fund, Inc., David L. Babson Growth Fund, Inc., Babson Value Fund, Inc., Shadow Stock Fund, Inc. and Babson-Stewart Ivory International Fund, Inc. The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Jones & Babson, Inc. serves as principal underwriter and registered transfer agent for each fund in the Buffalo Fund Complex. The J&B Funds is a series fund consisting of J&B Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap International Fund. Jones & Babson, Inc. serves as investment advisor, principal underwriter and registered transfer agent for each of the J&B Funds. Investors Mark Series Fund, Inc. consists of the following nine portfolios: Balanced, Global Fixed Income, Growth & Income, Intermediate Fixed Income, Large Cap Value, Large Cap Growth, Small Cap Equity, Mid Cap Equity and Money Market. Jones & Babson, Inc. serves as the principal underwriter for Investors Mark Series Fund, Inc. D.L. Babson Bond Trust, the J&B Funds, the Buffalo Fund Complex and Investors Mark Series Fund are not subject to this proxy.

2    Director/Trustee for each of the Babson Funds except Babson Enterprise Fund
     II.

3 Director of Babson Enterprise Fund II, Mr. Soden is also a Trustee of the J&B Funds and Director/Trustee of the Buffalo Fund Complex.

4 Director/Trustee for each of the Babson Funds and Director of Investors Mark Series Fund.

5 Director/Trustee for each of the Babson Funds except Babson-Stewart Ivory International. Director of Investors Mark Series Fund and D.L. Babson
     Bond Trust.

6    Director of Babson-Stewart Ivory International Fund.

7 Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund. Jones & Babson, Inc. serves as Registered Transfer Agent for each of the Gold Bank Funds.



As of the Record Date, the Directors/nominees held the following interests in the Funds' securities:




- ------------------------------- ------------------------------------------------ -------------------------------------
                                                                                   Aggregate Dollar Range of Equity
   Name of Independent Directors/           Dollar Range of Equity Securities       Securities in all Funds
   Nominees                                 in Each Fund                             Overseen or to be Overseen by
                                                                                    Director/Trustee in Family of
                                                                                       Investment Companies
- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

      William H. Russell            Tax-Free Income:    $50,001-$100,000                  $50,001-$100,000
                                    Enterprise II:      $10,00l-$ 50,000




- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

       H. David Rybolt              Enterprise:         $10,001-$50,000                   Over $100,000
                                    Shadow Stock:       $     1-$10,000
                                    Value:              $10,001-$50,000

- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------
       James T. Jensen              Enterprise II:      $10,001-$50,000                   $50,001-$100,000
                                    International:      $10,001-$50,000
                                    Value:              $10,001-$50,000



- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

      T. Geron Bell                              None                                     None




- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

      Sandra J. Hale                              None                                    None





- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

      Ronald James                                None                                    None




- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

      Jay H. Wein                                 None                                    None


- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------



Name of Interested Directors/Nominees:

       Edward S. Ritter             Shadow Stock:       $ 10,001-$ 50,000                 $ 10,001-$ 50,000

- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------
      Stephen S. Soden              Value:              $50,000-$100,000                  Over $100,000


- ------------------------------- ------------------------------------------------ -------------------------------------
- ------------------------------- ------------------------------------------------ -------------------------------------

Audit Committee. Each Fund has an Audit Committee that assists the Fund's Board in fulfilling its duties relating to the Fund's accounting and financial reporting practices, and also serves as a direct line of communication between the Board and the independent accountants. The Audit Committee of each Board is composed of its Independent Directors. The Audit Committee of each Board held one meeting during each Fund's most recent fiscal year. The Independent
Directors have no financial interest in, nor are they affiliated with either J&B, the manager of each Fund, or any of the investment counsel to each Fund. Messrs. Bell, James and Wein and Ms. Hale, if elected, will also be members of the Audit Committee. The specific functions of each Audit Committee include recommending the engagement or retention of the independent accountants, reviewing with the independent accountants the plan and results of the auditing engagement, approving professional services provided by the independent accountants prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent accountants, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

Independent Accountants. Each Board has selected Ernst & Young LLP ("Ernst & Young") to be each Fund's independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides tax-related services to the Funds. It is not expected that representatives of Ernst & Young will be present at the Special Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.

In the event the proposed acquisition of J&B is completed, Ernst & Young will resign as independent accountants of the Funds due to certain relationships with RBC Dain and its affiliates and the Boards of Directors will subsequently approve new independent accountants for the Funds, based on recommendations of their respective Audit Committees.

Audit Fees. For the fiscal year that ended June 30, 2002, Ernst & Young has or will be paid $82,788 for the professional services it rendered in auditing the Funds' financial statements. The only fees Ernst & Young receives are audit-related fees and fees for tax-related services.

Financial Information Systems Design and Implementation Fees and All Other Fees. Ernst & Young does not provide Financial Information Systems Design and Implementation services or other consulting services to the Funds, their investment advisers or to any other entity that controls, that is controlled by or that is under common control with the adviser and that provides services to the Funds.

Compensation of Directors. Currently, the Funds do not directly compensate any Interested Director or officer for their normal duties and services. The Independent Directors' fees, including travel and other expenses related to the Board meetings, are paid by J&B pursuant to the provisions of the Current Management Agreements with the Funds, which require J&B to bear the operating costs of the Funds out of its management fee. If the New Agreements are approved by shareholders, the Funds (and not J&B) will compensate the Directors for their fees and expenses.

Currently, J&B pays each Independent Director an annual retainer out of its management fees for serving as a Director of at least one Babson Fund, including D.L. Babson Bond Trust, which is not the subject of this Proxy Statement. Independent Directors are paid a $4,000 annual retainer by J&B if they serve as a Director on one to four Funds or a $7,000 annual retainer by J&B if they serve on five or more Funds. Mr. Rybolt serves as an Independent Director of all Funds except Babson-Stewart Ivory International Fund, Inc. Mr. Russell serves as an Independent Director of all Funds. Mr. Jensen receives an annual retainer of $4,000 for serving on the Babson-Stewart Ivory International Fund, Inc. Board only. The Independent Directors also receive from J&B out of its management fees a fee of $125 for each Fund's Board meeting attended. During the last fiscal year, each Board held five meetings, except for Babson Enterprise Fund, Inc., which held six meetings. No Director attended less than 75% of the applicable meetings, including Committee meetings. The following chart sets forth each Independent Director's annual compensation:

- ------------------------------- ---------------------------- ---------------------------- ----------------------------

                                  Compensation for Serving
                                    on the Boards of the          Pension or Retirement        Total Compensation from
       Name of Director               Babson Funds                  Benefits Accrued             the Fund Complex
                                                                                              During the Most Recently
                                                                                              Completed Fiscal Year for
                                                                                                    Each Fund
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
      William H. Russell                  $12,750                        n.a.                        $19,750
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
       H. David Rybolt                    $12,125                        n.a.                        $19,125
- ------------------------------- ---------------------------- --------------------------- ----------------------------
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
       James T. Jensen*                     $500                         n.a.                        $ 4,500
- ------------------------------- ---------------------------- ---------------------------- ----------------------------
- ------------------------------- ---------------------------- ---------------------------- ----------------------------


* As noted above, Mr. Jensen only serves on the Board of Babson-Stewart Ivory International Fund, Inc.

Required Vote. The nominees to serve as Directors of a Fund who receive the affirmative vote of a plurality of all votes cast by shareholders of that Fund at the Special Meeting, provided a quorum is present, will be elected for all Funds.


RECOMMENDATION OF THE BOARDS OF DIRECTORS. THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF ELECTING THE NOMINEES.

                                 PROPOSAL NO. 2

          APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
                   FUND AND JONES & BABSON, INC.


Under Proposal No. 2, each Fund's shareholders, voting separately, are being asked to approve a new investment advisory agreement (the "New Investment Advisory Agreement") between their Fund and J&B. The Boards are seeking approval of the New Investment Advisory Agreement to permit each Fund's management to continue providing uninterrupted service to the Funds after the Closing.

As required by the 1940 Act, the current management agreements (the "Current Management Agreements") provide for their automatic termination upon assignment. The J&B Transaction will constitute an assignment, as that term is defined in the 1940 Act, of the Current Management Agreements, and consequently, their termination. Accordingly, a New Investment Advisory Agreement with J&B with respect to each Fund is being proposed for approval by shareholders to take effect upon the Closing.

In addition, each of the current investment counsel agreements (each, a "Current Investment Counsel Agreement") between J&B and the respective investment counsel to each Fund provides for termination upon termination of the corresponding Current Management Agreement. Accordingly, each of the Current Investment Counsel Agreements will also terminate upon the Closing. New Investment Counsel Agreements are therefore also being separately proposed for approval by shareholders and are described in Proposal 3 below.

Approval of the New Investment Advisory Agreement

As described below, the Directors are proposing that shareholders of each Fund approve a New Investment Advisory Agreement with J&B and each Fund. A description of the New Investment Advisory Agreement and the services to be provided by J&B is set forth below. This description is qualified in its entirety by reference to the form of the New Investment Advisory Agreement attached to this Proxy Statement as Exhibit B.


Information About J&B

J&B serves as the investment manager of each Fund and, as such, provides each Fund with professional investment supervision and management. J&B, formed in 1959, has been the investment adviser for each Fund since its inception. J&B is a wholly-owned subsidiary of BMA which is considered to be a controlling person of J&B under the 1940 Act. Assicurazioni Generali S.p.A., an insurance organization founded in 1831 based in Trieste, Italy, is considered to be a controlling person of and is the ultimate parent of BMA.

The following chart lists the principal executive officers and directors of J&B and their principal occupations, if different from their positions with J&B:




NAME                                        POSITION WITH J&B AND
                                            PRINCIPAL OCCUPATION
- ------------------------------------------------------------------------------

Stephen S. Soden *


Michael K. Deardorff  (53)                    Senior Vice President-
BMA Tower                                     Variable & Fixed Products,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).


David A. Gates  (50)                          Vice President-
BMA Tower                                     General Counsel & Secretary,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).


Edward S. Ritter *


Robert N. Sawyer  (56)                        Senior Vice President,
BMA Tower                                     Chief Investment Officer and Director,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).




David L. Higley  (51)                         Senior Vice President
BMA Tower                                     & Chief Financial Officer,
700 Karnes Boulevard                          Business Men's Assurance
Kansas City, Missouri 64108                   Company of America
                                              (insurance company);
                                              Director of
                                              Jones & Babson,
                                              Inc. (mutual fund
                                              management company).


P. Bradley Adams *

Martin A. Cramer *

Constance E. Martin *

Todd W. Brown                                 Director - Mutual Fund Accounting of
BMA Tower                                     Jones & Babson, Inc. (mutual fund
700 Karnes Boulevard                          management company).
Kansas City, Missouri 64108

* Biographical information for these individuals is contained in Proposal No. 1 above.



Information About RBC Dain

RBC Dain. RBC Dain (formerly, Dain Rauscher Corp.), a Minneapolis, Minnesota-based holding company formed in 1973, provides investment advice and services to individual investors in the western United States and investment banking, research and sales services to corporate and governmental clients nationwide and in Europe through its principal subsidiary, Dain Rauscher Inc. ("Dain Rauscher"). Dain Rauscher deals in securities of, and is a market-maker in securities of, issuers based throughout the United States and in Europe. Dain Rauscher also clears and settles securities trades for approximately 180 correspondent brokerage firms through its RBC Dain Correspondent Services division, which is based in Minneapolis, Minnesota. Another RBC Dain subsidiary, Voyageur Asset Management, was formed in 1983 and currently provides investment advisory and administrative services to the Great Hall(R) Investment Funds, a series of five open-end money market mutual funds. Voyageur also provides investment advisory services to the RBC Funds, a series of six equity and fixed income funds. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of private account clients. Voyageur's investment team currently manages over $20 billion in assets for individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. Dain Rauscher Lending Services Inc. was formed in 1997 to make certain types of loans to customers that are collateralized by customers' control and restricted securities. At December 31, 2002, RBC Dain had approximately 5,000 employees located in 41 states. RBC Dain is a Delaware corporation with its executive offices located at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402-4422. Its telephone number is (612) 371-2711. RBC Dain is a wholly-owned subsidiary of Royal Bank of Canada.

Royal Bank of Canada. Royal Bank of Canada is a Canadian chartered bank, with its principal executive office located at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5. Shares of Royal Bank of Canada are listed on the Toronto Stock Exchange and on the New York Stock Exchange. Royal Bank of Canada ranks as Canada's largest financial institution as measured by assets and market capitalization as of October 31, 2002. As of October 31, 2002, its most recent fiscal year end, Royal Bank of Canada was the seventh largest bank in North America and among the 60 largest banks in the world, measured by assets. Royal Bank of Canada and its subsidiaries engage principally in personal and commercial banking, insurance products, investment and trust services, corporate and investment banking and on-line banking and transaction-based services, including custody. RBC Global Investment Management (wholly owned by Royal Bank of Canada) is the primary investment advisor to Royal Mutual Funds and manages approximately C$42 billion in assets. Royal Mutual Funds is Canada's largest no-load mutual fund company, with over 50 mutual funds offering investors the full range of choice for Canadian, U.S., International and Global investing.

Information About the Current Management Agreements

The Current Management Agreements provide for a "unified fee" arrangement under which J&B receives a management fee for (1) providing investment management services (which involves selecting, monitoring and supervising the investment counsel); (2) providing, obtaining or paying the cost of general fund administration, fund accounting and transfer agency services; and (3) paying the fees of the investment counsel, custodian, independent directors' fees, outside legal counsel and auditors, as well as the costs of printing, mailing and other Fund expenses. The Current Management Agreements also provide for the Funds to pay certain expenses directly, such as interest, taxes, dues, fees and other governmental charges. These fees paid directly are limited in scope (between one and five basis points, except for Babson-Stewart Ivory International Fund, Inc., which pays foreign sub-custodian costs directly that are equal to 0.61%). Therefore, under the unified fee arrangement, the overall expenses of the Funds are largely reflected by the management fee. The Current Management Agreements are attached to this Proxy Statement as Exhibit A.

The Current Management Agreements require J&B to retain David L. Babson & Company Inc. as sub-adviser.

Also, under the Current Management Agreements, all the Funds that have "Babson" in their names may use the name "Babson" in their names only so long as J&B continues as manager and David L. Babson & Company Inc. continues to serve as sub-adviser for the Funds.

The Current Management Agreements dated June 30, 1995 were most recently continued by the Boards of Directors on October 24, 2002 and were last approved by shareholders on June 29, 1995. The Agreements were last submitted to shareholders in connection with a change in control of David L. Babson & Company Inc., which was purchased by DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company.

For the fiscal year ended June 30, 2002, each of the Funds paid J&B a percentage of its average daily net assets as compensation for its services as investment adviser to the Fund as shown below.


                                                 Management              Aggregate Amount
Fund                                             Fee Paid             of Management Fees paid
------                                           -------              ------------------------

D.L. Babson Tax-Free Income Fund, Inc...          0.95%                   $  341,855
D.L. Babson Money Market Fund, Inc......          0.85%                   $  327,056
Babson Enterprise Fund, Inc.............          1.06%                   $2,469,646
Babson Enterprise Fund II, Inc..........          1.26%                   $  724,392
David L. Babson Growth Fund, Inc........          0.83%                   $2,362,083
Babson Value Fund, Inc..................          0.95%                   $4,264,092
Shadow Stock Fund, Inc..................          1.00%                   $  555,880
Babson-Stewart Ivory International Fund, Inc..    0.95%                   $  286,697

Under the Current Management Agreements, for its services, Babson Enterprise Fund and Enterprise Fund II are obligated to pay J&B a fee at the annual rate of 1.50% of the first $30 million of average daily net assets and 1% of amounts in excess of $30 million. Babson Growth Fund is obligated to pay J&B a fee at the annual rate of .85% of the first $250 million and .70% of amounts in excess of $250 million of average daily net assets. Shadow Stock Fund is obligated to pay J&B a fee of 1.00% of average daily assets. Babson Value Fund and Babson-Stewart Ivory International Fund are obligated to pay J&B a fee at the annual rate of ..95% of average daily net assets. Babson Tax-Free Income Fund is obligated to pay J&B a fee at the annual rate of .95% of average daily net assets. Babson Money Market Fund is obligated to pay J&B a fee at the annual rate of .85% of average daily net assets.

Information About the Proposed New Investment Advisory Agreement

The proposed New Investment Advisory Agreement differs significantly from the Current Management Agreements. The New Investment Advisory Agreement provides a more traditional structure than currently in place for the Funds, whereby the Funds would agree to directly pay for their own expenses (advisory and non-advisory) rather than paying a single "unified" management fee to J&B. Under the current "unified" management fee structure, J&B is responsible for the provision of needed services and payment of all or most of the advisory or non-advisory expenses of the Funds. In order to retain the same general economic effect of the "unified fee" structure, an Administrative Services Agreement for each Fund under which J&B will provide fund administration, transfer agency, fund accounting and other services in a manner similar to the current arrangement was approved by each Board at the May 30, 2002 joint meeting. Each Fund will pay J&B an annual fee of .10% of average daily net assets under the Administrative Services Agreement. The .10% fee under the Administrative Services Agreement was established by J&B based on the portion of the management fees under the Current Management Agreements that is attributable to the non-advisory functions, based on the expectation of future asset growth due to the RBC Dain acquisition and the economies of scale that will result therefrom. The Administrative Services Agreement is not required to be submitted to shareholders for approval. Therefore, you are not being asked to approve the Administrative Services Agreement now nor will your approval of this Agreement be sought in the future. However, the advisory fee under the New Investment Advisory Agreement for each Fund has been reduced from its current level, such that the combined advisory and administrative fees are identical to the current management fees. The Administrative Services Agreement can be amended by the Board without shareholder approval, and, therefore this is your only opportunity to vote on the proposed new arrangements. There is the potential that there could be an increase in the total operating expenses of a Fund in the future should the Board of a Fund decide to approve an increase in the fees under the Administrative Services Agreement. However, as described below, no increase shall occur for at least two years from the date of the Closing.

The proposed New Investment Advisory Agreement, unlike the Current Management Agreements, does not mandate the use of David L. Babson & Company Inc. as sub-adviser for the Funds. In addition, as discussed in more detail in Proposal 3 herein, the New Investment Advisory Agreement would allow J&B, subject to approval by the Board of Directors, to terminate David L. Babson & Company Inc. or any other sub-adviser retained by J&B. Such a termination could occur in connection with a desire by a Board to have the adviser manage a Fund directly, or to seek a replacement firm to serve as investment counsel. The latter arrangement would require shareholder approval of a new investment counsel agreement. Further, the Babson name protections found in the Current Management Agreements have not been included in the New Investment Advisory Agreement. However, they have been included in the New Investment Counsel Agreements (see Proposal 3 below).

There are other material differences between the Current Management Agreements and the New Investment Advisory Agreement. The New Investment Advisory Agreement contains a number of provisions not found in the Current Management Agreements but which are common to modern investment advisory agreements. These provisions include:

* authorization to utilize sub-advisers to the full extent permitted under the 1940 Act.

* specific authority to hire and fire sub-advisers without shareholder approval, if the Fund/adviser seeks and obtains the necessary exemptive relief from the Securities and Exchange Commission ("SEC").

* discretion and authority for the adviser to allocate portfolio brokerage of the Funds, and consistent with federal law, pay higher brokerage costs when the adviser deems it to be reasonable in view of the brokerage and research services obtained by the adviser.

* flexibility to amend the advisory agreement without shareholder approval in circumstances where approval is not required by the 1940 Act as interpreted by the SEC or its staff or if the SEC has granted an exemption from such approval requirement.

* the provision of a non-exclusive right for each Fund to use the name of the adviser for so long as the adviser serves as the Fund's adviser.

* indemnification provisions where, under certain circumstances, the Funds agree to indemnify the adviser and the adviser agrees to indemnify the Funds.

There are certain similarities between the Current Management Agreement for each Fund and the New Investment Advisory Agreement. Under both Agreements, the adviser is retained to manage the investment and reinvestment of the assets of the Funds. The Agreements also each provide that they may be terminated without penalty upon 60 days written notice by the Fund. The Agreements also each provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, the adviser shall not be liable for errors of judgment or losses related to its advisory services to the Funds.

Comparability of Fees and Expenses under Current Management Agreements and New Investment Advisory Agreement

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Funds under the Current Management Agreements and the New Investment Advisory Agreement. The table entitled "Current Fees and Expenses" contains the current fee information under the Current Management Agreements. The table entitled "Pro Forma Fees and Expenses" shows you what the fees and expenses are estimated to be should this proposal be approved.

The amounts set forth in the following tables are based on the expenses for the Funds for the fiscal year ended June 30, 2002. We have provided expense examples below.

The shares of the Funds are not charged any initial or deferred sales charge, any 12b-1 fees, or any other transaction fees.

Current Fees and Expenses
------------------------
Fund                            Management Fees     Other Expenses        Total Fund Operating Expenses
--------                        ---------------     -------------         -----------------------------
Babson Enterprise              1.06%                  .02%                    1.08%

Babson Enterprise II           1.26%                  .04%                    1.30%
Babson Growth                   .83%                  .02%                     .85%

Shadow Stock                   1.00%                  .03%                    1.03%

Babson Value                    .95%                  .01%                     .96%

Babson-Stewart Ivory
   International                .95%                  .70%                    1.65%

Babson Money Market             .85%                  .08%                     .93%

Babson Tax-Free Income          .95%                  .04%                     .99%


Pro Forma Fees and Expenses
---------------------------

Fund                           Advisory           Administrative Service        Other             Total Fund
                                 Fees                    Fees                  Expenses       Operating Expenses
-----                          --------           ----------------------       --------       ------------------
Babson Enterprise                .96%                   .10%                     .02%             1.08%

Babson Enterprise II            1.16%                   .10%                     .04%             1.30%

Babson Growth                    .73%                   .10%                     .02%              .85%

Shadow Stock                     .90%                   .10%                     .03%             1.03%

Babson Value                     .85%                   .10%                     .01%              .96%

Babson-Stewart Ivory
   International                 .85%                   .10%                     .70%             1.65%

Babson Money Market              .75%                   .10%                     .08%              .93%

Babson Tax-Free Income           .85%                   .10%                     .04%              .99%


Fee Examples Under Both Current Fees and Expenses and
Pro Forma Fees and Expenses

These examples are intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. They assume you invest $10,000, receive a 5% return each year, and that operating expenses for each period remain the same. Although your actual costs may be higher or lower, based on the assumptions below your costs would be:

                                      1 Year    3 Years    5 Years   10 Years

Babson Enterprise Fund                 $ 110     $ 343     $ 595    $ 1,317
Babson Enterprise Fund II                132       412       713      1,568
Babson Growth Fund                        87       271       471      1,049
Shadow Stock Fund                        105       328       569      1,259
Babson Value Fund                         98       306       531      1,178
Babson-Stewart Ivory International Fund  168       520       897      1,955
Babson Money Market                       95       296       515      1,143
Babson Tax-Free Income                   101       315       547      1,213

The dollar amounts shown above are the same as under the current fees and expenses.


Comparison of Aggregate Amount of Management Fees Paid

The following table shows the aggregate amount of management fees paid by each Fund for the fiscal year ended June 30, 2002 under the column entitled
"Aggregate Amount of Management Fees Paid." The column "Pro Forma Aggregate Amount of Advisory Fees Which Would Have Been Paid" shows what the aggregate amount of advisory fees would have been for the fiscal year ended June 30, 2002 under the proposed New Investment Advisory Agreement. The column "Pro Forma Aggregate Amount of Administrative Services Fees Which Would Have Been Paid" shows what the aggregate amount of administrative services fees would have been for the fiscal year ended June 30, 2002 had the Administrative Services Agreement been in effect.




                                                 Aggregate Amount      Pro Forma Aggregate     Pro Forma Aggregate
                                                  of Management        Amount of Advisory      Amount of Administrative
Fund                                                Fees Paid          Fees Which Would Have   Services Fees Which
                                                                           Been Paid           Would Have Been Paid
------                                           -----------------     ----------------------  -------------------------

D.L. Babson Tax-Free Income Fund, Inc...        $   341,855                     $  306,662           $ 35,193
D.L. Babson Money Market Fund, Inc......        $   327,056                     $  289,455           $ 37,601
Babson Enterprise Fund, Inc.............        $ 2,469,646                     $2,227,055           $242,591
Babson Enterprise Fund II, Inc..........        $   724,392                     $  666,439           $ 57,953
David L. Babson Growth Fund, Inc........        $ 2,362,083                     $2,099,918           $262,165
Babson Value Fund, Inc..................        $ 4,264,092                     $3,967,518           $296,574
Shadow Stock Fund, Inc..................        $   694,850                     $  627,940           $ 66,910
Babson-Stewart Ivory International Fund, Inc..  $   286,697                     $  255,810           $ 30,887


Expense Limitation Agreement. An Expense Limitation Agreement for each Fund was approved for each Fund by the respective Boards under which J&B, once J&B is acquired by RBC Dain, would subsidize the overall expenses of the Funds for a period of two years from the Closing date, in order to maintain the overall expense levels of the Funds at the current expense levels. For the Funds, the Expense Limitation Agreement would maintain the overall expense ratios of the Funds at the same levels that would be maintained under the current management fee percentages, combined with the minimal other expenses borne by the Funds outside of the "unified" fee structure during the fiscal year ended June 30, 2002.


Recommendation of the Boards of Directors

At a joint meeting of the Boards of Directors held on May 30, 2002, called for the purpose of, among other things, voting on approval of the New Investment Advisory Agreement, the Boards, including all of the Independent Directors of each Fund's Board, unanimously approved, subject to the shareholder approval of each Fund, the New Investment Advisory Agreement. The approvals of the New Investment Advisory Agreement by each Fund are conditioned upon the Closing of the J&B Transaction. If the J&B Transaction is not closed, then the Current Management Agreements for each Fund will continue to stay in place.

In reaching this conclusion, the Boards obtained such information as they deemed reasonably necessary to approve J&B as investment adviser to each Fund. In evaluating the terms of the New Investment Advisory Agreement, the Boards considered the possible effects of the J&B Transaction upon the Funds and J&B and upon the ability of J&B to provide an appropriate range of management and administrative services, the performance record of J&B, and the anticipated relationship between J&B and RBC Dain. The Boards evaluated the financial strength and resources of RBC Dain and its experience in the mutual fund business. The Boards also took into account the management, personnel and operations of RBC Dain, the commitment of RBC Dain to the financial services industry, and the proposed structure of the J&B Transaction. The Boards considered RBC Dain's overall vision with respect to the Funds and other funds within the fund complex which is to create, invest in and grow a single diversified mutual fund platform in the United States to be distributed both to and through outside parties and through U.S. affiliates of RBC Financial Group. Currently, the RBC Dain complex consists of the Great Hall Funds and the RBC Funds. The Boards took into consideration that by combining the RBC Dain fund complex with the Funds and the other mutual funds associated with J&B, diversity and critical mass were expected to be created to form a viable U.S. mutual fund platform that could be competitive in size and performance immediately. The Boards were informed of RBC Dain's belief that the J&B Transaction is expected to significantly benefit the Funds and their shareholders in that shareholders will have greater investment diversification opportunities due to a broader range of fund offerings in both investment style and objectives. The Boards took into account that a significant increase in distribution is anticipated due to opportunities to introduce the Funds to affiliates within the RBC Financial Group network as well as to new external sources. The Boards based their determinations in this regard on the report of Board members who had personally visited RBC Dain's offices, on a review of written materials provided by RBC Dain in response to a specific request by the Boards prior to the joint Board Meeting on May 30, 2002 and on discussions with a representative of RBC Dain and J&B management at the meeting.

The Boards considered, among other things, the fact that the New Investment Advisory Agreement does not mandate the use of David L. Babson as sub-adviser for the Funds, which means that it would be possible for the Boards to terminate David L. Babson without seeking approval of shareholders. In addition, the Boards considered that the New Investment Advisory Agreement gives specific authority to the Boards and the adviser to hire and fire sub-advisers without shareholder approval if the Funds/adviser seeks and obtains the necessary exemptive relief from the SEC. The Boards determined that this provision was in the best interest of shareholders because it provides the Funds and their adviser maximum flexibility in seeking to obtain the best investment results for shareholders.

The Boards evaluated statements made by RBC Dain that it has no present intention to alter the current fee and expense structure with respect to the Funds. The Boards considered that the Expense Limitation Agreement provides that no increase in fees and expenses from the current levels can occur for at least two years. The Boards considered that the New Investment Advisory Agreement, related Administrative Services Agreement and Expense Limitation Agreement contain economic terms and conditions no less favorable than those currently in place and provide for services of the same nature and quality as those currently in place. The Boards discussed the nature of the proposed contractual expense limitation arrangements and the manner in which the arrangements could be continued, modified or terminated.

The Boards were informed by RBC Dain that presently it is not known whether there will be changes in the manner in which the Funds currently obtain support services (such as fund administration, transfer agency and custody services) and that RBC is exploring several possibilities as to how support services will be provided for the U.S. mutual fund platform referred to above. RBC Dain informed the Boards that it is its intent to ensure the Funds are supported in the most effective manner.

After meeting in executive session at the May 30, 2002 Joint Board Meeting, the Independent Directors reported that they had discussed the proposed acquisition of J&B, the information in the materials provided by RBC Dain, the outlook for the Funds, the composition of the Boards, and the anticipated and potential effects of the proposed new ownership on various aspects of the Funds'
operations. The Independent Directors also discussed their intention to diligently evaluate any proposed replacement of advisers or other service providers with affiliates of RBC Dain, and the level of Fund expenses and any subsidies in the form of advisory fee waivers and/or reimbursement of expenses that are maintained after the initial two year period following the acquisition.

In voting to approve the New Investment Advisory Agreement, the Independent Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of the RBC Financial Group, the strategic plan involving the Funds, and the potential for increased distribution and growth of the Funds. The Independent Directors indicated that they believed that the proposed acquisition would ultimately benefit the Funds and their shareholders as a result of having J&B and its affiliates become part of a large financial services organization that is committed to investing the resources and energy necessary to grow the Funds into part of a large successful suite of investment products.

Based on the considerations set forth above, the Boards, including all of the Independent Directors of each Fund, unanimously determined that it was in the best interests of each Fund and its shareholders to enter into the New Investment Advisory Agreement and to recommend approval of the New Investment Advisory Agreement by shareholders.

Required Vote. Passage of Proposal 2 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

RECOMMENDATION OF THE BOARDS OF DIRECTORS. THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT FOR THEIR FUND.


                        PROPOSAL NOS. 3(a), 3(b) and 3(c)

3(a) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC. AND DAVID L. BABSON & COMPANY INC. FOR ALL FUNDS EXCEPT BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

3(b) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC. AND S.I. INTERNATIONAL ASSETS (FORMERLY BABSON-STEWART IVORY INTERNATIONAL,) WITH RESPECT TO BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

3(c) APPROVAL OF A NEW INVESTMENT COUNSEL AGREEMENT BETWEEN JONES & BABSON, INC. AND ANALYTIC SYSTEMS, INC. WITH RESPECT TO SHADOW STOCK FUND, INC.

Information About David L. Babson & Company Inc.

David L. Babson & Company Inc. ("David L. Babson" or "Investment Counsel"), an investment advisory firm founded in 1940, acts as the sub-adviser to all Funds except Babson-Stewart Ivory International Fund, Inc. David L. Babson, located in Cambridge, Massachusetts, serves individual, corporate and other institutional clients. It is a wholly-owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company headquartered in Springfield, Massachusetts. Massachusetts Mutual Life Insurance Company is an insurance organization founded in 1951 and is considered to be a controlling person of David L. Babson under the 1940 Act.

Information About S.I. International Assets (formerly Babson-Stewart Ivory International)

S.I. International Assets (formerly Babson-Stewart Ivory International) acts as sub-adviser to the Babson-Stewart Ivory International Fund, Inc. S.I. International Assets is a partnership formed in 1987 by David L. Babson and Stewart Ivory & Company (International) Limited, an indirect subsidiary of the Commonwealth Bank of Australia.

Information About Analytic Systems, Inc.

Analytic Systems, Inc. provides consulting about qualitative portfolio theory and stock selection as an additional sub-adviser for the Shadow Stock Fund, Inc. Analytic Systems, Inc. is located in Chicago, Illinois and was founded in 1987.


Information About the Current Investment Counsel Agreements

The Current Investment Counsel Agreements between J&B and each of David L. Babson, S.I. International Assets and Analytic Systems, Inc. (each the "Investment Counsel") provide for the Investment Counsel to provide research, analysis, advice and recommendations with respect to the purchase or sale of securities and the making of investment commitments for each Fund. The Current Investment Counsel Agreements also provide that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, the Investment Counsel shall not be liable for error of judgment or losses related to its sub-advisory services to the Funds. The Current Agreements do not allow J&B to unilaterally terminate the Agreements.

Each of the New Investment Counsel Agreements is substantially similar to the Current Investment Counsel Agreements, with the exception of effectiveness and termination dates, and the modernization of certain provisions. The termination provisions of the New Investment Counsel Agreements are different from the Current Investment Counsel Agreements in that J&B is permitted under the New Agreements to terminate the New Agreements upon 60 days' notice. Under the New Investment Counsel Agreements, while shareholders would be required to approve any new sub-adviser, it would be possible for J&B to terminate the sub-advisory relationship and internalize the management of the Funds' portfolios, with only the approval of the relevant Fund's Board.

Each Fund's Board continued the Current Investment Counsel Agreements on October 24, 2002. All of the Investment Counsel Agreements, except the agreement between J&B and S.I. International Assets, are dated June 30, 1995 and were last approved by shareholders on June 29, 1995. With one exception, the Investment Counsel Agreements were last submitted to shareholders in connection with a change in control of David L. Babson, which was purchased by DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company. The Investment Counsel Agreement between S.I. International Assets and J&B, dated August 1, 2000, was last submitted for approval to shareholders of the Babson-Stewart Ivory International Fund on that date in connection with a change in control in Stewart Ivory & Company (International) Limited, which, through a series of transactions, became an indirect subsidiary of the Commonwealth Bank of Australia.

In addition to the changes outlined above, the New Investment Counsel Agreements contain certain provisions relating to the Babson name, substantially similar to but differing in some respects from the name protection provisions in the Current Investment Counsel Agreements.

Currently, as long as J&B, or any successor in interest, continues as investment manager to a Fund and retains David L. Babson as sub-adviser, the Fund has the exclusive license to use the Babson name in its name and David L. Babson is not permitted to use the Babson name as part of another mutual fund's name (except that David L. Babson can and does also share the exclusive license with other Babson Funds).

Under the New Investment Counsel Agreements, the Funds continue to have the exclusive license to use the Babson name. However, as in the Current Investment Counsel Agreements, in the event that shareholders, the Board, or J&B, or its successor in interest, elects to terminate David L. Babson as sub-adviser to a Fund, David L. Babson has the right to withdraw the right of that Fund to use the Babson name and that Fund is no longer authorized to use the Babson name.

In the event that David L. Babson resigns as sub-adviser to a Fund (except Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.), that Fund may only continue to use the Babson name for a year. In addition, David L. Babson would not be restricted from using the name for another SEC-registered mutual fund after two years (the Current Investment Counsel Agreements have a similar provision but it is for five years, not two). The name protections in the New Investment Counsel Agreement between J&B and Analytic Systems, Inc. for Shadow Stock Fund, Inc. have been similarly modified.

The New Investment Counsel Agreements (except the New Investment Counsel Agreement between J&B and Analytic Systems, Inc. with respect to the Shadow Stock Fund, Inc.) contain a new provision that gives David L. Babson the right to withdraw the right of a Fund to use the Babson name and mandates that the Fund promptly cease using the Babson name in the event that shareholders, the Board, or J&B, or its successor in interest, elects to:

(1) terminate David L. Babson as sub-adviser to any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or

(2) remove the Babson name from the name of any of Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc.

Since the same provision is proposed for approval by shareholders of all of the Babson Funds, the effect of the provision described above, therefore, is that if David L. Babson is terminated from Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc. or Babson Value Fund, Inc., or if the Babson name is removed from the name of any one of these three Funds, then David L. Babson has the right to withdraw the use of the name from all Funds. The description of the New Investment Counsel Agreements is qualified in its entirety by reference to the Form of the New Investment Counsel Agreements attached to this Proxy Statement as Exhibits C, D and E.

RECOMMENDATION OF THE BOARDS OF DIRECTORS

At joint meetings of the Boards of Directors held on May 30, 2002 and October 9, 2002, the Boards considered the approval of the New Investment Counsel
Agreements. The Boards, including all of the Independent Directors of each Fund's Board, unanimously approved, subject to shareholder approval, the New Investment Counsel Agreements. The approvals of the New Investment Counsel Agreements are conditioned upon the Closing of the J&B Transaction. If the J&B Transaction is not closed, the Current Investment Counsel Agreements will continue to stay in place.

In reaching this conclusion, the Boards obtained such information as they deemed reasonably necessary to approve David L. Babson as investment counsel for each Fund. The Independent Directors, prior to approving the New Investment Counsel Agreements, met informally with members of the management of J&B and with each other to hold discussions concerning the approval of the New Investment Counsel Agreements, as well as discussing the issues extensively with their counsel. In addition, at the October 9, 2002 Board Meeting, a representative of RBC Dain who had been involved in the negotiations with respect to the New Investment Counsel Agreements, made a presentation to the Boards and answered Directors' questions concerning the New Investment Counsel Agreements. The Independent Directors evaluated all positive and negative aspects of the New Investment Counsel Agreements. The Independent Directors recognized the value of the Babson name but determined that, although the Funds had less protection with respect to their right to the Babson name in the New Investment Counsel Agreements than in the Current Investment Counsel Agreements, the anticipated overall benefits to the Funds of the purchase of J&B by RBC Dain outweighed this negative aspect. Namely the Boards acknowledged the potential benefits that the Funds may realize in the future after the Closing. These included, among others, the extensive distribution capabilities of RBC Dain, RBC Dain's interest in growing its U.S. operations and the potential resulting growth of assets of the Funds, as well as the other factors which the Board had previously considered in its approval of the New Investment Advisory Agreements.


APPROVAL OF AGREEMENTS

Each Investment Counsel Agreement must be approved by shareholders of the Fund to which it relates. Approval of an Investment Counsel Agreement is contingent upon approval of the New Investment Advisory Agreement by the shareholders of the pertinent Fund. If the New Investment Advisory Agreement and the New Investment Counsel Agreement are approved by a Fund's shareholders, then the Agreements will become effective for that Fund concurrently at the time of Closing. If shareholders of a Fund should fail to approve either the New Investment Advisory Agreement or the New Investment Counsel Agreement, the Board of Directors of the Fund will meet to consider appropriate action.

Required Vote. Passage of Proposal 3 as to each Fund requires a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

RECOMMENDATION OF THE BOARDS OF DIRECTORS. THE BOARDS OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND APPROVE THE NEW INVESTMENT COUNSEL AGREEMENT FOR THEIR FUND.


                                 PROPOSAL NO. 4

                                 Other Business

The Directors do not know of any business to be presented at the Special Meeting other than those matters described in this Proxy Statement. If any other matter requiring a vote of a Fund's shareholders should properly come before the Special Meeting, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the best interests of shareholders.


                             ADDITIONAL INFORMATION

Management of the Funds. Jones & Babson, Inc., 700 Karnes Boulevard, Kansas City, Missouri 64108, serves as each Fund's investment manager, principal underwriter and administrator.

Quorum and Required Vote. Under each Fund's Bylaws, a majority of a Fund's outstanding shares, present in person or represented by proxy, will constitute a quorum for that Fund at the Special Meeting. Proxies returned for shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. With respect to Proposal 1, abstentions and broker non-votes will be treated as votes present but not cast and, therefore, will not be counted for purposes of determining whether matters to be voted upon at the Special Meeting have been approved. With respect to Proposals 2 and 3, abstentions and broker non-votes will have the effect of a vote against the Proposals. With respect to adjournments, abstentions and broker non-votes will have the effect of a vote against an adjournment.

The votes required to approve any proposal are as follows. For election of Directors (Proposal 1), the nominees to serve as Directors of a Fund who receive the affirmative vote of a plurality of the shares of such Fund voted at the Special Meeting, provided a quorum is present, will be elected. The approval of the New Investment Advisory Agreement and the approval of New Investment Counsel Agreements (Proposals 2 and 3, respectively), require a vote of the "majority of the outstanding voting securities" of the applicable Fund, as defined in the 1940 Act, which means the lesser of (i) 67% or more of the Shares entitled to vote thereon present in person or by proxy at the Special Meeting if holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares.

Additional  Voting  Information.  Shares  entitled  to be voted  at the  Special
Meeting and at any adjournments thereof are those full and fractional shares owned by shareholders of record as of the Record Date. All shares of a Fund will vote together as a single class on each proposal affecting that Fund, and shareholders of a Fund are entitled to one vote per share (and a fractional vote for any fractional share) on all proposals affecting that Fund.

If your Proxy is properly signed, dated and returned in time to be voted at the Special Meeting, the shares represented by it that you still hold will be voted as you have instructed. If you sign, date and return the Proxy Ballot but give no voting instructions, your shares will be voted "FOR" each of the Directors named in the Proxy Statement; "FOR" the approval of the New Investment Advisory Agreement; "FOR" the approval of New Investment Counsel Agreements; and to "GRANT" discretionary authority to the persons named in the Proxy Ballot as to any other matters that properly may come before the Special Meeting and at any adjournments thereof.

At any meeting of shareholders, any holder of Shares entitled to vote may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Fund as the Secretary may direct, for the verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Directors of each Fund, individuals have been designated to serve as proxies at the Special Meeting.

Solicitation of Proxies. The principal solicitation of proxies will be by mail, but they may be solicited on behalf of management by telephone and personal contact through D.F. King & Co., Inc. ("D.F. King") or its agents as well as through Directors, officers and regular employees of management. J&B engaged D.F. King, an independent proxy solicitation firm, to assist in soliciting proxies. It is anticipated that D.F. King will be paid approximately $111,000 by J&B for its services with respect to the Funds and several other mutual funds related to J&B, which are subject to similar proxy statements as the Funds. The contractual arrangement between J&B and D.F. King includes a flat fee plus per use fees for outbound and inbound telephone calls, votes made by telephone and other expenses, like postage. The fees that J&B will pay may fall as low as $63,000, depending upon how many outbound telephone calls D.F. King makes.

You may be reminded to vote your shares by phone, and your vote will be recorded over the phone if you choose to vote in that manner. With respect to votes recorded over the phone, the Funds will use procedures designed to authenticate shareholder identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked. Internet voting will also be available. Please see the voting card for information regarding how to vote by phone or the Internet.

The cost of preparing, printing and mailing the Notice, Proxy Statement and accompanying Proxy card, and all other costs in connection with the solicitation of proxies will be paid for by J&B. J&B reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies.

Record Date Information. The Record Date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and at any adjournments thereof has been fixed at the close of business on January 17, 2003 for each Fund. As of the Record Date, the following numbers of shares were outstanding for each Fund:


- ------------------------------------------------------------ --------------------------------------------------------



                         Fund Name                                             Outstanding Shares
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Tax-Free Income Fund, Inc.                                          4,046,842.741
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
D.L. Babson Money Market Fund, Inc.                                            35,914,774.010
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
Babson Enterprise Fund, Inc.                                                   12,257,597.120
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
Babson Enterprise Fund II, Inc.                                                 2,325,406.197
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
David L. Babson Growth Fund, Inc.                                              22,930,305.972
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
Babson Value Fund, Inc.                                                        10,213,570.295
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
Shadow Stock Fund, Inc.                                                         7,094,961.530
- ------------------------------------------------------------ --------------------------------------------------------
- ------------------------------------------------------------ --------------------------------------------------------
Babson-Stewart Ivory International Fund, Inc.                                   1,134,112.187
- ------------------------------------------------------------ --------------------------------------------------------


Principal Shareholders. To the knowledge of the Funds' management, as of the Record Date the entities shown in the chart below held beneficially or of record more than 5% of certain Funds' outstanding shares. Unless otherwise indicated, each such owner has sole investment and voting power (or shares this power with a spouse) with respect to the shares owned. In addition, to the knowledge of management, as of the Record Date, no Director (or Director nominee) of a Fund owned 1% or more of the outstanding shares of that Fund, and the officers, Directors and nominees for Director of each Fund owned, as a group, less than 1% of their Fund's outstanding shares.

- --------------------------------------------- ----------------------- -----------------------------------------------

Name                                            Ownership Interest                         Fund
- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


David Bowen & Co.                                 5.6%                       D.L. Babson Tax-Free Income Fund, Inc.
P.O. Box 1647
Boston, MA  02105-1647
- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


Charles Schwab & Co., Inc.                       13.0%                      Babson Enterprise Fund, Inc.
101 Montgomery Street                            30.2%                      Shadow Stock Fund, Inc.
San Francisco, CA  94104-4122                    11.6%                      Babson-Stewart Ivory International Fund, Inc.
                                                 25.9%                      Babson Value Fund, Inc.
                                                 11.6%                      Babson Enterprise Fund II, Inc.
                                                  5.1%                      D.L. Babson Tax-Free Income Fund, Inc.

- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


National Financial Services Corp.                10.9%                      Babson Enterprise Fund, Inc.
P.O. Box 3908                                    16.4%                      Shadow Stock Fund, Inc.
Church Street Station                             7.0%                      Babson-Stewart Ivory International Fund, Inc.
New York, NY  10008-3908                          8.7%                      Babson Value Fund, Inc.
                                                  6.8%                      Babson Enterprise Fund II, Inc.

- --------------------------------------------- ---------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


Quincy Mutual Fire Ins. Co.                      9.6%                       Babson Enterprise Fund, Inc.
57 Washington Street
Quincy, MA  02169-5343
- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


National Academy of Sciences                     5.6%                       Babson Enterprise Fund, Inc.
2101 Constitution Avenue
Washington, DC  20418-0006

- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------

College of Aeronautics                           6.1%                       Babson-Stewart Ivory International Fund, Inc.
LaGuardia Airport
Flushing, NY  11371
- --------------------------------------------- ----------------------- -----------------------------------------------
- --------------------------------------------- ----------------------- -----------------------------------------------


Donald A. Pels                                   9.9%                      Babson Enterprise Fund II, Inc.
375 Park Avenue Suite 3303
New York, NY  10152-3304







Shareholder Proposals. The Funds are not required to, and do not hold regular shareholder meetings. Shareholders desiring to submit proposals for this Special Meeting must submit them in writing to the Secretary of the Funds no later than 30 days prior to the Special Meeting. Any shareholder desiring to submit a proposal less than 30 days prior to the Special Meeting may do so orally at the Special Meeting. Proxies will be authorized to exercise their discretion to vote "AGAINST" any shareholder proposals that are raised at this Special Meeting, if management of the Funds or J&B objects to such proposal(s). Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders meeting should send their written proposals to the Secretary of the Funds at the address set forth on the cover of this Proxy Statement. Shareholder proposals must be received in a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included.

Whether or not you expect to attend the shareholder meeting, please complete, date and sign each Proxy card and mail it promptly in the enclosed envelope to assure representation of your shares (unless you are voting by telephone or through the Internet).

                                    By Order of the Boards of Directors


                                    Martin A. Cramer
                                    Secretary



February 13, 2003
Kansas City, Missouri









                                                 EXHIBIT A
                                                 CURRENT MANAGEMENT AGREEMENTS


                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                        DAVID L. BABSON GROWTH FUND, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between DAVID L. BABSON GROWTH FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. Eighty-five one-hundredths of one percent (85/100 of 1%) of the average total net assets of the Fund that do not exceed two hundred fifty million dollars ($250,000,000).

          b. Seventy one-hundredths (70/100 of 1%) of the average total net assets of the Fund that exceed two hundred fifty million dollars ($250,000,000).

          c. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-paragraphs a and b of this Paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the Manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. Inc., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, DAVID L. BABSON GROWTH FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as Manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         DAVID L. BABSON GROWTH  FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary





                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                      D. L. BABSON MONEY MARKET FUND, INC.


     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between D. L. BABSON MONEY MARKET FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC. , a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. Eighty-five one-hundredths of one percent (85/100 of 1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-paragraphs a and b of this Paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1995, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, D. L. BABSON MONEY MARKET FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         D. L. BABSON MONEY MARKET FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary




                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                     D. L. BABSON TAX-FREE INCOME FUND, INC.

     THIS AGREEMENT,  made and entered into this 30th day of June,  1995, by and between D. L. BABSON TAX-FREE INCOME FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. With respect to Portfolio MM (Money Market): fifty one- hundredths of one percent (50/100 of 1%) of the average total net assets of the Fund thereof.

          b. With respect to Portfolio S (Shorter Term) and Portfolio L (Longer
     Term): ninety-five one-hundredths of one percent (95/100 of 1%) of the average total net assets of the Fund thereof.

          c. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-paragraphs a and b of this Paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, D. L. BABSON TAX-FREE INCOME FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         D. L. BABSON TAX-FREE INCOME FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary





                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                  BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between BABSON-STEWART IVORY INTERNATIONAL FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. Ninety-five one-hundredths of one percent (95/100 of 1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-paragraphs a and b of this Paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, BABSON-STEWART IVORY INTERNATIONAL FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         BABSON-STEWART  IVORY INTERNATIONAL  FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary




                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                             SHADOW STOCK FUND, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between SHADOW STOCK FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end, diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the manager. Should the management and administrative relationship between the Fund and the manager terminate, the Fund shall be entitled to, and the manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. One percent (1%) of the average total net assets of the Fund.

          b. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in Paragraph 1, exceed the limits set out in sub-paragraphs a and b of this Paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts and ANALYTIC SYSTEMS, INC. of Chicago, Illinois (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Shadow Stock" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and ANALYTIC SYSTEMS, INC., or any successor in interest, continues as an Investment Counsel to the manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Shadow Stock" so long as the Fund has the right to use it as a part of its name. Should the Fund terminate either JONES & BABSON, INC., or its successor, as Manager for the Fund, or ANALYTIC SYSTEMS, INC., or its successor, as an Investment Counsel, either JONES & BABSON, INC. or ANALYTIC SYSTEMS, INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Shadow Stock" has been withdrawn, whereupon the Fund, its officers, Directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with ANALYTIC SYSTEMS, INC., JONES & BABSON, INC. or DAVID L. BABSON & CO. INC. If the use of the name "Shadow Stock" is so withdrawn as aforesaid, the Fund, its officers, Directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Shadow Stock" by ANALYTIC SYSTEMS, INC. or its successor in interest, or with the permission of ANALYTIC SYSTEMS, INC., by JONES & BABSON, INC. or DAVID L. BABSON & CO. INC., or their respective successors.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, SHADOW STOCK FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

                         SHADOW STOCK FUND, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:
/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


                         JONES & BABSON, INC.

                         By /s/ Larry D. Armel
                            Larry D. Armel
                            President

ATTEST:


/s/ Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                             BABSON VALUE FUND, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between BABSON VALUE FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

     a. Ninety-five one-hundredths of one percent (95/100 of 1%) of the average total net assets of the Fund.

     b. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in paragraph 1, exceed the limits set out in sub-paragraph a of this paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the Manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, BABSON VALUE FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as Manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON VALUE FUND, INC.

By /s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



JONES & BABSON, INC.


By /s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                          BABSON ENTERPRISE FUND, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between BABSON ENTERPRISE FUND, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. One hundred fifty one-hundredths of one percent (150/100 of 1%) of the average total net assets of the Fund that do not exceed thirty million dollars ($30,000,000).

          b. One percent (1%) of the average total net assets of the Fund that exceed thirty million dollars ($30,000,000).

          c. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in paragraph 1, exceed the limits set out in sub-paragraphs a and b of this paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the Manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with David L. Babson & Co. Inc., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by David L. Babson & Co. Inc., or its successor in interest, or with the permission of David
L. Babson & Co. Inc., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, BABSON ENTERPRISE FUND, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as Manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON ENTERPRISE FUND, INC.
By/s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



JONES & BABSON, INC.
By/s/Larry D. Armel
Larry D. Armel
President

ATTEST:



/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary



                              MANAGEMENT AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                         BABSON ENTERPRISE FUND II, INC.

     THIS AGREEMENT, made and entered into this 30th day of June, 1995, by and between BABSON ENTERPRISE FUND II, INC., (a Maryland corporation, hereinafter referred to as the "Fund") and JONES & BABSON, INC., a corporation organized under the laws of the State of Missouri (hereinafter referred to as the "Manager"), and which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

     WHEREAS the Fund was founded and incorporated by the Manager for the purpose of engaging in the business of investing and reinvesting its property and assets and to operate as an open-end diversified, management investment company, as defined in the Investment Company Act of 1940 as amended (Act), under which it is registered with the Securities and Exchange Commission, and

     WHEREAS the Manager was formed for and is engaged in the business of supplying investment advice and management service to the Fund, as an independent contractor and,

     WHEREAS the Manager desires to enter into a contractual arrangement whereby the Manager provides investment advice and management service to the Fund for a fee.

     NOW THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed and contracted by and between the parties hereto that:

     1. The Fund hereby employs the Manager, for the period set forth in Paragraph 5 hereof, and on the terms set forth herein, to render investment advice and management service to the Fund, subject to the supervision and direction of the Board of Directors of the Fund. The Manager hereby accepts such employment and agrees, during such period, to render the services and assume the obligations herein set forth, for the compensation herein provided. The Management shall, for all purposes herein, be deemed to be an independent contractor, and shall, except as provided in the Underwriting Agreement between the Manager and the Fund or unless otherwise expressly provided and authorized, have no authority to act for or represent the Fund in any way, or in any other way be deemed an agent of the Fund.

     The Manager shall furnish the Fund investment management and administrative services. Investment management shall include analysis, research and portfolio recommendations consistent with the Fund's objectives and policies. Administrative services shall include the services and compensation of such members of the Manager's organization as shall be duly elected officers and/or Directors of the Fund and such other personnel as shall be necessary to carry out its normal operations; fees of the independent Directors, the custodian, the independent public accountant, investment counsel and legal counsel (but not legal and audit fees and other costs in contemplation of or arising out of litigation or administrative actions to which the Fund, its officers or Directors are a party or incurred in anticipation of becoming a party); rent; the cost of a transfer and dividend disbursing agent or similar in-house services; bookkeeping; accounting; and all other clerical and administrative functions as may be reasonable and necessary to maintain the Fund's records and for it to operate as an open-end management investment company. Exclusive of the management fee, the Fund shall bear the cost of any interest, taxes, dues, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, brokerage commissions, or any other expenses incurred by it which are not assumed herein by the Manager.

     All property, equipment and information used by the Manager in the management and administration of the Fund shall belong to the Manager. Should the management and administrative relationship between the Fund and the Manager terminate, the Fund shall be entitled to, and the Manager shall provide the Fund, a copy of all information and records in the Manager's file necessary for the Fund to continue its functions, which shall include computer systems and programs in use as of the date of such termination; but nothing herein shall prohibit thereafter the use of such information, systems or programs by the Manager, so long as such does not unfairly interfere with the continued operation of the Fund.

     2. As compensation for the services to be rendered to the Fund by the Manager under the provisions of this agreement, the Fund agrees to pay semimonthly to the Manager an annual fee based on the average total net assets of the Fund computed daily in accordance with its Certificate of Incorporation and By-Laws as follows:

          a. One hundred fifty one-hundredths of one percent (150/100 of 1%) of the average total net assets of the Fund that do not exceed thirty million dollars ($30,000,000).

          b. One percent (1%) of the average total net assets of the Fund that exceed thirty million dollars ($30,000,000).

          c. Should the Fund's normal operating expenses except for taxes, fees and other charges of governments and their agencies including the cost of qualifying the Fund's shares for sale in any jurisdiction, interest, brokerage commissions and costs arising out of litigation or administrative actions, all as described in paragraph 1, exceed the limits set out in sub-paragraphs a and b of this paragraph 2, the Investment Manager shall reimburse the Fund in the amount of the excess.

     3. It is understood and agreed that the services to be rendered by the Manager to the Fund under the provisions of the Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     4. It is understood and agreed that the Directors, officers, agents, employees, and shareholders of the Fund may be interested in the Manager as owners, employees, agents or otherwise, and that owners, employees and agents of the Manager may be interested in the Fund as shareholders or otherwise. It is understood and agreed that shareholders, officers, Directors, and other personnel of the Manager are and may continue to be officers and Directors of the Fund, but that they receive no remuneration from the Fund solely for acting in those capacities.

     5. This Agreement shall be executed and become effective pursuant to its approval by the Fund's Board of Directors and by the vote of a majority of the outstanding shares of the Fund as prescribed by the Act. It shall remain in force through the 31st day of October, 1996, and thereafter may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding shares of the Fund as prescribed by the Act, and only if the terms and the renewal of this Agreement have been approved by a vote of a majority of the Directors of the Fund including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. No amendment to this Agreement shall be effective unless the terms thereof have been approved by the vote of a majority of outstanding shares of the Fund as prescribed by the Act and by vote of a majority of the Directors of the Fund who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. It shall be the duty of the Directors of the Fund to request and evaluate, and the duty of the Manager to furnish, such information as may reasonably be necessary to evaluate the terms of this Agreement and any amendment thereto. This Agreement may be terminated at any time, without the payment of any penalty, by the Directors of the Fund, or by the vote of a majority of the outstanding voting shares of the Fund as prescribed by the Act on not more than sixty days written notice to the Manager, and it may be terminated by the Manager upon not less than sixty days written notice to the Fund. It shall terminate automatically in the event of its assignment by either party unless the parties hereby, by agreement, obtain an exemption from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. Any notice, request or instruction provided for herein, or for the giving of which, the occasion may arise hereunder, shall be deemed duly given, if in writing and mailed by registered mail, postage prepaid, addressed to the regular executive office of the Fund or the Manager as the case may be. As used in this Agreement, the terms "assignment", "a majority of the outstanding voting shares", and "interested persons" shall have the same meaning as similar terms contained in the Act.

     6. It is specifically provided in this Agreement that the Manager is to secure the services of DAVID L. BABSON & CO. INC. of Cambridge, Massachusetts (at the sole expense of the Manager), as its Investment Counsel to furnish advice and recommendations with respect to the purchase and sale of securities and the making of portfolio commitments; to place at the disposal of the Manager such statistical information as may reasonably be required and in general to superintend the investments of the Fund, subject to the control and approval of the Board of Directors of the Manager and the Board of Directors of the Fund.

     7. As a condition of this agreement, the Manager will provide in its Investment Counsel agreement with DAVID L. BABSON & CO. INC. for the exclusive right of the Fund to use the name "Babson" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its Manager and DAVID
L. BABSON & CO. INC., or any successor in interest, continues as an Investment Counsel to the Manager. The term "exclusive right of the Fund" appearing in the preceding sentence means that no other investment company, whether or not registered under the Investment Company Act of 1940, as amended, will be entitled to use the precise name "Babson" so long as the Fund has the right to use it as a part of its name. However, nothing herein shall prohibit the right of JONES & BABSON, INC., Mr. Babson, or DAVID L. BABSON & CO. INC. from granting to another investment company managed by JONES & BABSON, INC. with DAVID L. BABSON & CO. INC. as its Investment Counsel, and which has investment objectives and policies different from those of the Fund, to use in its name either the name "Babson" or "D. L. Babson" or "Babson (D. L.)" or "Jones & Babson" or any combination of these names. Should the Fund terminate either JONES & BABSON, INC. or its successor as Manager for the Fund, or DAVID L. BABSON & CO. INC., or its successor, as its Investment Counsel, either JONES & BABSON, INC. or DAVID
L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn, whereupon the Fund, its officers, directors and shareholders, expressly agree to take all necessary corporate action and to proceed expeditiously to change the name of the Fund and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson, or JONES & BABSON, INC. If the use of the name "David L. Babson" (or any part thereof) is so withdrawn as aforesaid, the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "David L. Babson" (or any part thereof) by DAVID L. BABSON & CO. INC., or its successor in interest, or with the permission of DAVID
L. BABSON & CO. INC., or its successor, by JONES & BABSON, INC. or its successor.

     8. The agreement between JONES & BABSON, INC. and DAVID L. BABSON & CO. INC. also shall provide that, although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & CO. INC., as a matter of reasonable business necessity, continuing as an Investment Counsel to JONES & BABSON, INC. Should such circumstances occur, BABSON ENTERPRISE FUND II, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the name "Babson" and continue JONES & BABSON, INC., or its successor, as Manager. Upon receipt of such a written notice, the Fund, its officers, directors and shareholders, agree to take all necessary corporate action and proceed expeditiously to change the name of the Fund not later than one year after the effective date of the termination notice, and not use any other name or take any other action which would indicate the Fund's continued association with DAVID L. BABSON & CO. INC., Mr. Babson or JONES & BABSON, INC. In consideration for this right, DAVID L. BABSON & CO. INC. and JONES & BABSON, INC. agree that should the name "Babson" be withdrawn, they will not permit another investment company, whether or not registered under the Investment Company Act of 1940, to use the name "Babson" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "Babson" from the use of the Fund, DAVID L. BABSON & CO. INC. will agree in its contract with JONES & BABSON, INC. that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.

     9. It is further agreed that the provisions of Paragraphs 7 and 8 shall inure to the benefit of DAVID L. BABSON & CO. INC. and may be imposed by it or any successor in interest as if it or such successor in interest were parties to this Agreement.

     10. The Manager shall not be liable for any error in judgment or mistake at law for any loss suffered by the Fund in connection with any matters to which this Agreement relates, except that nothing herein contained shall be construed to protect the Investment Manager against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

     11. This Agreement may not be amended, transferred, assigned, sold or in any manner hypothecated or pledged nor may any new Agreement become effective without affirmative vote or written consent of the holders of a majority of the shares of the Fund.

BABSON ENTERPRISE FUND II, INC.
By/s/Larry D. Armel
Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


JONES & BABSON, INC.
By/s/Larry D. Armel





Larry D. Armel
President

ATTEST:
/s/Martin A. Cramer
Martin A. Cramer
Vice President and Secretary


                                              EXHIBIT B
                                              FORM OF PROPOSED NEW INVESTMENT
                                              ADVISORY AGREEMENT





                          INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made and entered into on __________, 2003 between ___________ FUND, INC., a Maryland corporation (the "Company"), and JONES & BABSON, INC. , a Missouri corporation (the "Adviser").

                                    RECITALS

     WHEREAS, the Company is an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Company desires to retain the Adviser, which is a registered investment adviser under the Investment Advisers Act of 1940, as amended, to act as investment adviser for the Company, and to manage its assets.

     NOW, THEREFORE, the Company and the Adviser do mutually agree and promise as follows:

     1. EMPLOYMENT.

     (a) The Company hereby appoints Adviser as investment adviser for the Company, and Adviser accepts such appointment. Subject to the supervision of the Company's Board of Directors and the terms of this Agreement, the Adviser shall act as investment adviser for and manage the investment and reinvestment of the assets of the Company. The Adviser shall discharge the foregoing responsibilities subject to the control of the Company's Board of Directors and in compliance with such policies as the Board of Directors may from time to time establish, and in compliance with the objectives, policies, and limitations for the Company set forth in the Company's prospectus(es) and statement of additional information, as amended or supplemented from time to time, and applicable laws and regulations. The Adviser shall (i) provide for use by the Company, at the Adviser's expense, office space and all necessary office facilities, equipment and personnel for servicing the investments of the Company, (ii) pay the salaries and fees of all officers and directors of the Company who are "interested persons" of the Adviser as such term is defined in the 1940 Act, and (iii) pay for all clerical services relating to research, statistical and investment work.

     (b) The Adviser is authorized to delegate any or all of its rights, duties and obligations under this Agreement (subject in any event to all of the limitations, terms and conditions applicable to the Adviser hereunder) to one or more sub-advisers, and may enter into agreements with sub-advisers, and may replace any such sub-advisers from time to time in its discretion, in accordance with the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission (the "SEC"), and if applicable, exemptive orders or similar relief granted by the SEC, upon receipt of approval of such sub-advisers by the Company's Board of Directors and by the Company's shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief). The Adviser shall oversee the performance of any sub-adviser engaged hereunder. However, the Adviser shall not be accountable to the Company for any loss or liability relating to specific investment decisions made solely by any sub-adviser. The Adviser may not terminate any sub-advisory agreement relating to the Company without approval by a majority of the Company's independent directors.

     (c) The services of the Adviser to the Company are not to be deemed exclusive, and the Adviser shall be free to render similar services to others as long as its services for others does not in any way hinder, preclude or prevent the Adviser from performing its duties and obligations under this Agreement.

     2. ALLOCATION OF BROKERAGE.

     (a) The Adviser is authorized, subject to the supervision of the Company's Board of Directors and consistent with any policies and procedures the Board of Directors may from time to time adopt, to place orders for the purchase and sale of securities and to negotiate commissions to be paid on such transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities for the Company and is directed to use its best efforts to obtain the best net results as described in the Company's statement of additional information.

     (b) Subject to the appropriate policies and procedures approved by the Company's Board of Directors, the Adviser may, on behalf of the Company, pay brokerage commissions to a broker which provides brokerage and research services to the Adviser in excess of the amount another broker would have charged for effecting the transaction, provided (i) the Adviser determines in good faith that the amount is reasonable in relation to the value of the brokerage and research services provided by the executing broker in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the Company and the accounts as to which the Adviser exercises investment discretion, (ii) such payment is made in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, and other applicable state and federal laws, and (iii) in the opinion of the Adviser, the total commissions paid by the Company will be reasonable in relation to the benefits to the Company over the long term. In addition, subject to seeking the most favorable price and best execution available, the Adviser may also consider sales of shares of the Company as a factor in the selection of brokers and dealers. Subject to seeking the most favorable price and execution, the Board of Directors may cause the Adviser to effect transactions in portfolio securities through broker-dealers in a manner that will help generate resources to: (i) pay the cost of certain expenses which the Company is required to pay or for which the Company is required to arrange payment; or (ii) finance activities that are primarily intended to result in the sale of the Company's shares.

     (c) When the Adviser deems the purchase or sale of a security to be in the best interest of the Company as well as other of its clients, the Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Company and its other affected clients.

     3. EXPENSES. The Company will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Company shall include, without limitation, interest charges, taxes, brokerage commissions and similar expenses, distribution and shareholder servicing expenses, expenses of issue, sale, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, expenses of printing and distributing prospectuses to existing shareholders, charges of custodians (including sums as custodian and for keeping books and similar services), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, clerical services related to recordkeeping and shareholder relations, printing of share certificates, fees for directors who are not "interested persons" of the Adviser, and other expenses not expressly assumed by the Adviser under Paragraph 1(a) above or under any other agreement. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time assume or reimburse any expense payable by the Company pursuant to this Agreement.

     4. AUTHORITY OF ADVISER. The Adviser shall for all purposes herein be considered an independent contractor and shall not, unless expressly authorized and empowered by the Company, have authority to act for or represent the Company in any way, form or manner. Any authority granted by the Company on behalf of itself to the Adviser shall be in the form of a resolution or resolutions adopted by the Board of Directors of the Company.

     5. COMPENSATION OF ADVISER. For the services to be furnished by the Adviser hereunder, the Company shall pay the Adviser, and the Adviser agrees to accept as full compensation for all services rendered hereunder, an Advisory Fee. The Advisory Fee shall be calculated by applying a daily rate, based on the annual percentage rates as set forth in Schedule A of the net asset value of the Company determined and payable as of the close of business on each business day. Anything to the contrary herein notwithstanding, the Adviser may at any time and from time to time waive any part or all of any fee payable to it pursuant to this Agreement.


     6. STANDARD OF CARE; INDEMNIFICATION.

     (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Company or to any shareholder for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. The Adviser makes no representation or warranty, express or implied, that any level of performance or investment results will be achieved by the Company or that the Company will perform comparably with any standard or index, including other clients of the Adviser, whether public or private.

     (b) The Adviser agrees to indemnify the Company with respect to any loss, liability, judgment, cost or penalty which the Company may directly or indirectly suffer or incur as a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a). The Company agrees to indemnify the Adviser with respect to any loss, liability, judgment, cost or penalty which the Adviser may directly or indirectly suffer or incur in any way arising out of the performance of its duties under this Agreement, except to the extent that such loss, liability, judgment, cost or penalty was a result of a material breach by the Adviser of its standard of care set forth in Paragraph 6(a).

     7. DURATION AND TERMINATION. The following shall apply with respect to the duration and termination of this Agreement:

     (a) This Agreement shall begin as of the date this Agreement is first executed (provided that the Agreement is initially approved by the Company's Board of Directors and shareholder(s) as required by Section 15 of the 1940 Act) and shall continue in effect for two years. Thereafter, this Agreement shall remain in effect, for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (i) such continuation shall be specifically approved at least annually by (A) either the Company's Board of Directors or a majority of the Company's outstanding voting securities, and in either case (B) a majority of the Company's Directors who are not parties to this Agreement or interested persons of any such party other than as Directors of the Company (the "Independent Directors"), cast in person at a meeting called for that purpose; and (ii) the Adviser shall not have notified the Company in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation. Prior to voting on the renewal of this Agreement, the Company's Board of Directors may request and evaluate, and the Adviser shall furnish, such information as may reasonably be necessary to enable the Company's Board of Directors to evaluate the terms of this Agreement.

     (b) Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time, without payment of any penalty, by affirmative vote of a majority of the Company's Board of Directors, or by vote of a majority of the outstanding voting securities of the Company, as defined in
Section 2(a)(42) of the 1940 Act, or by the Adviser, in each case, upon sixty
(60) days' written notice to the other party and shall terminate automatically in the event of its "assignment" (as that term is defined in the 1940 Act). No assignment shall be deemed to result from any changes in the directors, officers or employees of the Adviser except as may be provided to the contrary in the 1940 Act or the rules or regulations thereunder.

     8. AMENDMENT. Except to the extent permitted by the 1940 Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Company (unless such approval is not required by Section 15 of the 1940 Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on such approval.

     9. NOTICE. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, addressed and delivered, or mailed postpaid to the other party at the principal place of business of such party.

     10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

     11. USE OF THE ADVISER'S NAME. The Company shall have the non-exclusive right to use the name [SPECIFY NAME, IF APPLICABLE] only so long as the Adviser serves as the investment adviser to the Company hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the day and year first stated above.

                                      [NAME OF FUND COMPANY]



                                       By
                                         ---------------------------------------
                                      Name:
                                      Title:

                                      JONES & BABSON, INC.



                                       By
                                         ---------------------------------------
                                      Name:
                                      Title:



                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate


D.L. BABSON TAX-FREE INCOME FUND,
INC. Eighty-five one-hundredths of one percent (85/100 of 1%) of the average total net assets of the Fund.








ATTEST:

D.L. BABSON TAX-FREE INCOME FUND, INC.   JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate


BABSON ENTERPRISE FUND, INC.               One hundred forty one-hundredths
                                           of one percent
                                           (140/100 of 1%) of the average
                                           total net assets of the Fund that
                                           do not exceed thirty million
                                           dollars ($30,000,000).

                                           Ninety one-hundredths of one percent
                                           (90/100 of 1%) of the average total
                                           net assets of the Fund that exceed
                                           thirty million dollars ($30,000,000).




ATTEST:

BABSON ENTERPRISE FUND, INC.             JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:







                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate

BABSON ENTERPRISE FUND II, INC.              One hundred forty one-hundredths
                                             of one percent (140/100 of 1%) of
                                             the average total net assets of the
                                             Fund that do not exceed thirty
                                             million dollars ($30,000,000).

                                             Ninety one-hundredths of one
                                             percent (90/100 of 1%) of the
                                             average total net assets of the
                                             Fund that exceed thirty million
                                             dollars ($30,000,000).





ATTEST:

BABSON ENTERPRISE FUND II, INC.           JONES & BABSON, INC.




By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                    Annual Fee Rate


DAVID L. BABSON GROWTH FUND, INC.           Seventy-five one-hundredths of
                                            (75/100 of 1%) of the average total
                                            net assets of the Fund that do not
                                            exceed two hundred fifty million
                                            dollars ($250,000,000).

                                            Sixty one-hundredths of one
                                            percent (60/100 of 1%) of the
                                            average total net assets of the
                                            Fund that exceed two hundred
                                            fifty million dollars
                                            ($250,000,000).









ATTEST:

DAVID L. BABSON GROWTH FUND, INC.         JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:



         Name of Company                        Annual Fee Rate


SHADOW STOCK FUND, INC.                    Ninety one-hundredths of one percent
                                           (90/100 of 1%) of the average total
                                           net assets of the Fund.




ATTEST:

SHADOW STOCK FUND, INC.                   JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                       Annual Fee Rate


BABSON VALUE FUND, INC.                Eighty-five one-hundredths of one percent
                                       (85/100 of 1%) of the average total net
                                       assets of the Fund.





ATTEST:

BABSON VALUE FUND, INC.                   JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:



                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate


BABSON-STEWART IVORY INTERNATIONAL FUND, INC.    Eighty-five one-hundredths of
                                                 one percent (85/100 of 1%) of
                                                 the average total net assets
                                                 of the Fund.






ATTEST:



BABSON-STEWART IVORY INTERNATIONAL
FUND, INC.                                JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:




                                   SCHEDULE A
                          (amended most recently , 20 )

         Compensation pursuant to Paragraph 5 of this Agreement shall be calculated in accordance with the following schedules:

         Name of Company                         Annual Fee Rate


D.L. BABSON MONEY MARKET FUND, INC.        Seventy-five one-hundredths of one
                                           percent (75/100 of 1%) of the
                                           average total net assets of the
                                           Fund.






ATTEST:

D.L. BABSON MONEY
MARKET FUND, INC.                        JONES & BABSON, INC.



By                                    By
   -------------------------------      ---------------------------------------
Name:                                   Name:
Title:                                  Title:







                                      EXHIBIT C
                                      FORM OF PROPOSED NEW INVESTMENT
                                      COUNSEL AGREEMENT
                                      MARKED TO SHOW CHANGES FROM
                                      CURRENT INVESTMENT COUNSEL AGREEMENT:
                                      DELETIONS IN BRACKETS; ADDITIONS
                                      UNDERLINED




                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                         DAVID L. BABSON & [CO.] COMPANY INC.
                                                 -------

     THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at [Three Crown Center, 2440 Pershing Road] the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 (the "Manager"), and
-------------------------------------------------------------------
DAVID L. BABSON & COMPANY INC., a Massachusetts corporation with its principal office at One Memorial Drive, Cambridge, Massachusetts 02142 (the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.


     WITNESSETH:

     WHEREAS,  the Manager and ____________ FUND, INC. (the "Fund") were parties
--------------------------------------------------------------------------------
to a Management  Agreement under which the Manager provided management services,
--------------------------------------------------------------------------------
including investment advisory services to the Fund; and
--------------------------------------------------------------------------------

     WHEREAS,  the Manager and Investment  Counsel were parties to an Investment
--------------------------------------------------------------------------------
Counsel  Agreement  under which the  Investment  Counsel  provided the following
--------------------------------------------------------------------------------
services related to the management of the assets of the Fund:
--------------------------------------------------------------------------------

     [WHEREAS, the Manager has entered into a Management Agreement with the ____ ____________ (Fund) of concurrent date to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:]

     Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of (i)
                                                                          -----
the Directors of the Fund and [the  Directors of JONES & BABSON,  INC.] (ii) the
                                                                       ---------
Manager; and
--------

     WHEREAS,  following  a change  of  control  of the  Manager  and  resulting
--------------------------------------------------------------------------------
termination  of the prior  Management  and Investment  Counsel  Agreements,  the
--------------------------------------------------------------------------------
parties hereto desire to enter into this new Investment  Counsel Agreement under
--------------------------------------------------------------------------------
which the  Investment  Counsel  will  continue  to  provide  the  aforementioned
--------------------------------------------------------------------------------
services relating to the management of the Fund's assets.
--------------------------------------------------------------------------------

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

     1. During the term of this Agreement, or any extension or extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

     2. As compensation, the Manager will pay Investment Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties in the amount of:
                                   -----------------
     ___________________________  of one  percent  (__/100 of 1%) of the average daily total net assets of the Fund.

     3. Provided this Agreement is approved by a majority of the outstanding
--------------------------------------------------------------------------------
voting  securities  of the Fund,  the Agreement  shall become  effective and run
-----------------------------------
concurrently  with the [Management]  Investment  Advisory  Agreement of the same
                                     ---------------------
date between the Manager and the Fund, an executed copy of which shall be supplied [the] to Investment Counsel.
               ---

     4. This Agreement shall continue for a period of two years from the date of
--------------------------------------------------------------------------------
its initial effectiveness. [The last day of the initial period of this Agreement
--------------------------
shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996.] Thereafter this Agreement may be renewed [in conjunction with the Management Agreement] for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940, as amended, (the "Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of [the Management] this Agreement. This Agreement may be terminated at any time, without the
--------------------------------------------------------------------------------
payment of any  penalty,  by the Board of  Directors  or by the vote of a
--------------------------------------------------------------------------------
majority  of the outstanding  voting  securities of the Fund, or by the Manager
--------------------------------------------------------------------------------
or the Investment Counsel upon sixty days written  notice to the other party.
--------------------------------------------------------------------------------
This Agreement will automatically terminate with the [Management] Investment Advisory Agreement without the payment of any penalty, upon sixty days
--------------------
written  notice by the Fund to the Manager  that the Board of  Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the [Management] Investment Advisory Agreement. This Agreement shall
              --------------------
automatically  terminate  in the  event of its  assignment  or assignment  of  the  [Management]  Investment  Advisory  Agreement  unless  such
                                   ---------------------
assignment is approved by the Directors and the shareholders of the Fund as herein before provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances that are likely to result in a termination of the [Management] Investment Advisory Agreement. This
                                            -------------------            -----
Agreement may be amended at any time by agreement of the parties,  provided that
--------------------------------------------------------------------------------
the amendment  shall be approved in the manner required by the Act. For purposes
--------------------------------------------------------------------------------
of this  Agreement,  the terms  "assignment"  and  "majority of the  outstanding
--------------------------------------------------------------------------------
voting securities" shall have the meanings set forth in the Act.
--------------------------------------------------------------------------------
     5. It is understood and agreed that the services to be rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

     6. The Manager agrees that it will furnish currently to Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

     7. The Investment Counsel shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

     8. [In compliance with the provisions of the Management Agreement between the Fund and JONES & BABSON, INC., Investment Counsel agrees with Manager that subject to the terms and conditions of this Paragraph 8, the Fund may use the name of "David L. Babson" (or any part thereof) as part of its name so long as JONES & BABSON, INC., or any successor in interest, continues as Manager and DAVID L. BABSON & CO. INC., or any successor in interest, continues as Investment Counsel. Should the Fund terminate either JONES & BABSON, INC., or its successor as Manager, or DAVID L. BABSON & CO. INC., or its successor as Investment Counsel, either JONES & BABSON, INC., or DAVID L. BABSON & CO. INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its officers, directors and shareholders] Investment Counsel agrees with Manager that, subject
                            ----------------------------------------------------
to the terms and  conditions of Paragraphs 8 and 9 of this  Agreement,  the Fund
--------------------------------------------------------------------------------
has the exclusive right to use the names David L. Babson,  D.L.  Babson,  Babson
--------------------------------------------------------------------------------
(D.L.) and Babson, (the "Babson Name") as part of the Fund's name so long as
--------------------------------------------------------------------------------
DAVID L. BABSON & COMPANY  INC.,  or any  successor  in  interest,  continues as
--------------------------------------------------------------------------------
Investment  Counsel.  The term  "exclusive  right" of the Fund appearing  herein
--------------------------------------------------------------------------------
means that no other investment company (or series thereof)  registered under the
--------------------------------------------------------------------------------
Act will be  entitled  to use the Babson Name as part of its name so long as the
--------------------------------------------------------------------------------
Fund has the  right to use it as part of its  name.  But  nothing  herein  shall
--------------------------------------------------------------------------------
prohibit  DAVID L. BABSON & COMPANY  INC.  from  granting to another  investment
--------------------------------------------------------------------------------
company,  which is managed by the Manager with DAVID L. BABSON & COMPANY INC. as
--------------------------------------------------------------------------------
its  Investment  Counsel  and  which  has  investment  objectives  and  policies
--------------------------------------------------------------------------------
different  from  those of the  Fund,  the right to use the  Babson  Name in that
--------------------------------------------------------------------------------
fund's name.  Should (i) the Fund or Manager terminate DAVID L. BABSON & COMPANY
--------------------------------------------------------------------------------
INC., or its successor in interest,  as Investment Counsel, (ii) DAVID L. BABSON
--------------------------------------------------------------------------------
& COMPANY  INC.,  or its  successor in interest,  be  terminated  as  Investment
--------------------------------------------------------------------------------
Counsel to the Babson Value Fund, Inc.,  Babson  Enterprise Fund, Inc. or Babson
--------------------------------------------------------------------------------
Enterprise Fund II, Inc. or (iii) the Babson Value Fund, Inc., Babson Enterprise
--------------------------------------------------------------------------------
Fund, Inc. or Babson Enterprise Fund II,Inc. cease using the Babson name as part
--------------------------------------------------------------------------------
of such  funds'  name,  DAVID L. BABSON & COMPANY  INC.,  or its  successors  in
--------------------------------------------------------------------------------
interest,  may elect to notify the Fund in writing  that  permission  to use the
--------------------------------------------------------------------------------
Babson Name has been  withdrawn for the Fund.  If so notified,  it is understood
--------------------------------------------------------------------------------
and agreed that JONES & BABSON,  INC.,  or its  successor  in  interest,  in its
--------------------------------------------------------------------------------
capacity as Manager will take all  necessary  corporate  action [and] to proceed
--------------------
expeditiously to change the name of the Fund and not use any other name or take any action [which] that would indicate the Fund's continued association with
                   ----

DAVID L. BABSON & [CO.]  COMPANY  INC. If the use of the [name "David L. Babson"
                        --------
(or any part thereof)]Babson Name is so withdrawn as aforesaid, it is understood
                      -----------
and agreed that there shall be no limitation with respect to the future use of the [name "David L. Babson" (or any part thereof)] Babson Name by DAVID L.
                                                   ------------

BABSON & [CO.] COMPANY INC., or its successor in interest. [,or by JONES & BABSON, INC. or its successor in interest].

     9. Although it is not anticipated, there may occur some unforeseen reason which would prohibit DAVID L. BABSON & [CO.] COMPANY INC., as a matter of
                                             --------
reasonable business necessity, continuing as Investment Counsel. Should such circumstances occur, DAVID L. BABSON & [CO.] COMPANY INC., or its successor may
                                              --------
elect to terminate its services, even though the Fund would want to continue to use the [name "David L. Babson" (or any part thereof)] Babson Name and continue
                                                        ------------
JONES & BABSON,  INC.,  or its  successor in interest,  as Manager with DAVID L.
                                          ------------
BABSON & [CO.]  COMPANY  INC.,  or its  successor  in  interest,  as  Investment
                --------                          -------------
Counsel. If such termination occurs, upon receipt of [such a] written notice
          ---------------------------
[, the Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., for the benefit of DAVID L. BABSON & CO. INC., to] from DAVID L. BABSON & COMPANY, INC., or its
                                   ---------------------------------------------
successor in interest, it is understood and agreed that JONES & BABSON, INC., or
--------------------------------------------------------------------------------
its  successor in interest,  in its capacity as Manager will take all  necessary
-------------------------------------------------------------
corporate action [and] to proceed expeditiously to change the name of the Fund (but, if necessary, it may take up to one year from the effective date of [the
                     -------
termination of the Management Agreement)] such written withdrawal request), and the Fund will not use any other name or take any other action [which] that would
    ---------                                                             -----
indicate the Fund's  continued  association with DAVID L. BABSON & [CO.] COMPANY
                                                                        --------
INC. In consideration for this right, DAVID L. BABSON & [CO.] COMPANY INC.
                                                              --------
agrees that, should it so request the withdrawal of the [name "David L. Babson" (or any part thereof)] Babson Name, it will not permit another investment
                         -------------
company [whether or not registered under the Investment Company Act of 1940, to use the name "David L. Babson" (or any part thereof) as part of its name for a period of five years subsequent to the effective of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at a duly constituted meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC. For this right to withdraw the name "David L. Babson" (or any part thereof) from the use of the Fund, DAVID
L. BABSON & CO. INC. agrees that it will not compete with JONES & BABSON, INC. for the management of the Fund during said five-year period, unless this no-compete provision is waived by a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.] (or series
                                                                      ----------
 thereof) registered under Act to use the Babson Name (except for those funds,
--------------------------------------------------------------------------------
managed by Jones & Babson,  Inc. or its  successor in interest,  that retain the
--------------------------------------------------------------------------------
right to use the Babson Name under a separate  Investment  Counsel Agreement) as
--------------------------------------------------------------------------------
part of its name for a period of two years  subsequent to the effective  date of
--------------------------------------------------------------------------------
the written withdrawal request, unless this prohibition is waived or modified by
--------------------------------------------------------------------------------
the vote of a majority of the directors of the Fund.  For this right to withdraw
--------------------------------------------------------------------------------
the Babson Name from the use of the Fund,  DAVID L. BABSON & COMPANY INC. agrees
--------------------------------------------------------------------------------
that it will  not  compete  with  JONES &  BABSON,  INC.,  or its  successor  in
--------------------------------------------------------------------------------
interest,  for the  management of the Fund during said two-year  period,  unless
--------------------------------------------------------------------------------
this no-compete provision is waived by JONES & BABSON, INC., or its successor in
--------------------------------------------------------------------------------
interest.
---------

     Each party hereby executes this Agreement as of the [30th day of June, 1995] _____ day of ____________, 2003, pursuant to the authority granted by its
      ---------------------------------
Board of Directors.


                                            DAVID L. BABSON & [CO.] COMPANY INC.
                                                                   --------


                                       By:
                                           -------------------------------------

ATTEST:




                                            JONES & BABSON, INC.




                                       By:
                                           -------------------------------------

ATTEST:





Accepted and Agreed by:
-----------------------

____________ FUND, INC.
-----------------------

By _________________________
------------------------
Name:
- -------------------------
Title:
- -------------------------







                                  FEE SCHEDULE

                        BABSON TAX-FREE INCOME FUND, INC.



twenty-five one-hundredths of one percent (25/100 of 1%) of the average daily total net assets of the Fund





                                  FEE SCHEDULE

                       D.L. BABSON MONEY MARKET FUND, INC.


Twenty-one hundredths of one percent (20/100 of 1%) of the average daily net assets of the Fund



                                  FEE SCHEDULE


                          BABSON ENTERPRISE FUND, INC.


Seventy one-hundredths of one percent (70/100 of 1%) of the average daily total net assets of the Fund which do not exceed thirty million dollars ($30,000,000)

Fifty one-hundredths of one percent (50/100 of 1%) of the average daily total net assets of the Fund which exceed thirty million dollars ($30,000,000)




                                  FEE SCHEDULE

                         BABSON ENTERPRISE FUND II, INC.


Seventy one-hundredths of one percent (70/100 of 1%) of the average daily total net assets of the Fund which do not exceed thirty million dollars ($30,000,000)

Fifty one-hundredths of one percent (50/100 of 1%) of the average daily total net assets of the Fund which exceed thirty million dollars ($30,000,000)


                                  FEE SCHEDULE

                        DAVID L. BABSON GROWTH FUND, INC.


Thirty one-hundredths of one percent (30/100 of 1%) of the average daily total net assets of the Fund which do not exceed one hundred million dollars ($100,000,000)

Twenty-five one-hundredths of one percent (25/100 of 1%) of the average daily total net assets of the Fund which exceed one hundred million dollars ($100,000,000), but that do not exceed two hundred fifty million dollars ($250,000,000)

Twenty one-hundredths of one percent (20/100 of 1%) of the average daily total net assets of the Fund that exceed two hundred fifty million dollars ($250,000,000)



                                  FEE SCHEDULE

                             SHADOW STOCK FUND, INC.


Twenty-five one-hundredths of one percent (25/100 of 1%) of the average daily total net assets of the Fund



                                  FEE SCHEDULE

                             BABSON VALUE FUND, INC.


Thirty-five one-hundredths of one percent (35/100 of 1%) of the average daily total net assets of the Fund




                                           EXHIBIT D

                                           FORM OF PROPOSED NEW INVESTMENT
                                           COUNSEL AGREEMENT
                                           MARKED TO SHOW CHANGES FROM
                                           CURRENT INVESTMENT COUNSEL
                                           AGREEMENT: DELETIONS IN
                                           BRACKETS; ADDITIONS UNDERLINED



                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                            S.I. INTERNATIONAL ASSETS


THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri 64108 ([hereinafter referred to as] the "Manager"), and S.I. INTERNATIONAL ASSETS (formerly, Babson-Stewart Ivory International), a Massachusetts general partnership with its principal office at One Memorial Drive, Cambridge, Massachusetts 02142 ([hereinafter referred to as] the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WITNESSETH:

[WHEREAS, the Manager has entered into a Management Agreement with BABSON-STEWART IVORY INTERNATIONAL FUND, INC. ("Fund") to provide management services, including investment advisory services, the Manager desires the assistance of the Investment Counsel which can supply the following services:]


WHEREAS,  the Manager and  BABSON-STEWART  IVORY  INTERNATIONAL  FUND, INC. (the
--------------------------------------------------------------------------------
"Fund") were parties to a Management Agreement under which the Manager provided
--------------------------------------------------------------------------------
management services, including investment advisory services to the Fund; and
--------------------------------------------------------------------------------



WHEREAS,  the Manager  and  Investment  Counsel  were  parties to an  Investment
--------------------------------------------------------------------------------
Counsel  Agreement  under which the  Investment  Counsel  provided the following
--------------------------------------------------------------------------------
services related to the management of the assets of the Fund:
--------------------------------------------------------------------------------

Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of (i)
                                                                          ----
the Directors of the Fund and [the Directors of] (ii) the Manager; and
                                                 ----              ---


WHEREAS,  following a change of control of the Manager and resulting termination
--------------------------------------------------------------------------------
of the prior Management and Investment  Counsel  Agreements,  the parties hereto
--------------------------------------------------------------------------------
desire to enter  into this new  Investment  Counsel  Agreement  under  which the
--------------------------------------------------------------------------------
Investment Counsel will continue to provide the aforementioned services relating
--------------------------------------------------------------------------------
to the management of the Fund's assets.
---------------------------------------


NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. During the term of this Agreement, or any extension or extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

2. As compensation, the Manager will pay Investment Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties in the amount of:
            -----------------

              four hundred seventy-five one-thousandths of one percent (475/100 of 1%) of the average daily total net assets of the Fund.

3. Provided this Agreement is approved by a majority of the outstanding voting
   -----------------------------------------------------------------------------
securities  of  the  Fund,   the Agreement shall become effective and run
--------------------------------------------------------------------------------
concurrently with the Investment Advisory Agreement of the same date between the
--------------------------------------------------------------------------------
Manager and the Fund,  an executed copy of which shall be supplied to Investment
--------------------------------------------------------------------------------
Counsel. [This Agreement shall become effective upon its approval by shareholders
--------
of the Fund.]


4. [The initial period of this Agreement shall be two years from its effectiveness.] This Agreement shall continue for a period of two years from the date of its
--------------------------------------------------------------------------------
initial  effectiveness.  Thereafter [, or at an earlier date determined by the
-----------------------
Board,] this Agreement may be renewed for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940, as amended, (the "Act") and provided further
                               -----------------
that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of [the Management Agreement and] this Agreement. This Agreement may be terminated at any time,
                     ----------------------------------------------
without the payment of any  penalty,  by the Board of  Directors
--------------------------------------------------------------------------------
or by the vote of a  majority  of the outstanding  voting  securities of the
--------------------------------------------------------------------------------
Fund, or by the Manager or the Investment Counsel upon sixty days written
--------------------------------------------------------------------------------
notice to the other party.  This Agreement will automatically  terminate
--------------------------
with the [Management] Investment  Advisory  Agreement  without the payment  of
                      ---------------------
any  penalty, upon  sixty  days  written  notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the [Management] Investment Advisory Agreement. This Agreement shall
                            --------------------
automatically terminate  in the  event  of its  assignment  or  assignment of the [Management] Investment Advisory  Agreement  unless such assignment
                    --------------------
is approved by the Directors and the shareholders of the Fund as herein before provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances [which] that are likely to result
                                                      ----
in a termination of the [Management] Investment Advisory  Agreement.
                                     --------------------
This  Agreement may be amended at any time by agreement of the  parties,
-----------------------------------------------------------------------------
provided  that the  amendment  shall be approved  in the  manner required by
----------------------------------------------------------------------------
the Act. For purposes of this Agreement, the terms "assignment" and "majority
----------------------------------------------------------------------------
of the  outstanding  voting  securities" shall have the meanings set
----------------------------------------------------------------------------
forth in the Act.
-----------------

5. It is understood and agreed that the services to be rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

6. The Manager agrees that it will furnish currently to Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

7. The Investment Counsel shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

8. [In compliance with the provisions of the Management Agreement between the Fund and the Manager,] Investment Counsel agrees with Manager that, subject to the terms and conditions of [this Paragraph 8] Paragraphs 8 and 9
                                              ------------------
of this  Agreement, the Fund [may use the name of "David L. Babson" (or any part
-------------------
thereof) as part of its name so long as the Manager, or any successor in interest, continues as Manager and BABSON-STEWART IVORY INTERNATIONAL, or any successor in interest, continues as Investment Counsel. Should the Fund terminate either the Manager, or its successor as Manager, or BABSON-STEWART IVORY INTERNATIONAL, or its successor as Investment Counsel, either the Manager, or BABSON-STEWART IVORY INTERNATIONAL, or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "David L. Babson" (or any part thereof) has been withdrawn. It is understood that the Funds has, in its Management Agreement with the Manager, expressly agreed that it, its officers, directors and shareholders]

has the exclusive right to use the names David L. Babson,  D.L. Babson,
--------------------------------------------------------------------------------
Babson (D.L.) and Babson, (the  "Babson  Name") as part of the Fund's  name
--------------------------------------------------------------------------------
so long as S.I.  INTERNATIONAL ASSETS, or any successor in interest, continues
--------------------------------------------------------------------------------
as Investment Counsel. The term "exclusive  right" of the Fund appearing
--------------------------------------------------------------------------------
herein means that no other  investment company (or series thereof) registered
--------------------------------------------------------------------------------
under the Act will be entitled to use the Babson  Name as part of its name
--------------------------------------------------------------------------------
so long as the Fund has the  right to use it as part of its name.  But nothing
--------------------------------------------------------------------------------
herein shall  prohibit DAVID L. BABSON & COMPANY INC.  from  granting  to
--------------------------------------------------------------------------------
another  investment  company,  which is managed by the Manager with S.I.
--------------------------------------------------------------------------------
INTERNATIONAL  ASSETS as its Investment Counsel and which has investment
--------------------------------------------------------------------------------
objectives and policies  different from those of the Fund, the right
--------------------------------------------------------------------------------
to use the  Babson  Name in that  fund's  name.  Should  (i) the Fund or Manager
--------------------------------------------------------------------------------
terminate S.I. INTERNATIONAL ASSETS, or its successor in interest, as Investment
--------------------------------------------------------------------------------
Counsel,  (ii) DAVID L. BABSON & COMPANY INC., or its successor in interest,  be
--------------------------------------------------------------------------------
terminated  as  Investment  Counsel  to the  Babson  Value  Fund,  Inc.,  Babson
--------------------------------------------------------------------------------
Enterprise  Fund,  Inc. or Babson  Enterprise  Fund II, Inc. or (iii) the Babson
--------------------------------------------------------------------------------
Value Fund, Inc.,  Babson  Enterprise  Fund, Inc. or Babson  Enterprise Fund II,
--------------------------------------------------------------------------------
Inc. cease using the Babson name as part of such funds' name, DAVID L. BABSON &
--------------------------------------------------------------------------------
COMPANY  INC., or its  successors  in interest,  may elect to notify the Fund in
--------------------------------------------------------------------------------
writing that  permission to use the Babson Name has been withdrawn for the Fund.
--------------------------------------------------------------------------------
If so notified,  it is understood  and agreed that JONES & BABSON,  INC., or its
--------------------------------------------------------------------------------
successor  in  interest,  in its  capacity  as Manager  will take all  necessary
-------------------------------------------------------

corporate action [and] to proceed expeditiously to change the name of the Fund
                       --
and not use any other name or take any action [which] that would  indicate
                                                      ----

the Fund's  continued association with S.I.  INTERNATIONAL ASSETS.
If the use of the [name "David L. Babson" (or any part thereof)] Babson Name
                                                                 ------------
is so withdrawn as aforesaid, it is understood and agreed that there shall be no limitation with respect to the future use of the [name "David L. Babson" (or any part thereof) by BABSON-STEWART IVORY INTERNATIONAL, or its successor in interest, or by the Manager or its successor in interest.] Babson Name by S.I.
                                                           ---------------------
INTERNATIONAL ASSETS, or its successor in interest.
---------------------------------------------------


9. Although it is not anticipated, there may occur some unforeseen reason which would prohibit S.I. INTERNATIONAL ASSETS, as a matter of reasonable business necessity, continuing as Investment Counsel. Should such circumstances occur, S.I. INTERNATIONAL ASSETS, or its successor may elect to terminate its services, even though the Fund would want to continue to use the [name "David L. Babson" (or any part thereof) and continue to use the Manager, or its successor, as manager with BABSON-STEWART IVORY INTERNATIONAL, or its successor, as Investment Counsel.] Babson Name and continue JONES & BABSON, INC., or its successor in
--------------------------------------------------------------------------------
interest,  as  Manager  with S.I. INTERNATIONAL  ASSETS, or its successor in
--------------------------------------------------------------------------------
interest,  as Investment  Counsel. [Upon receipt of such a written notice, the
----------------------------------
Fund, its officers, directors and shareholders, have agreed in the Management Agreement between the Fund and the Manager, for the benefit of BABSON-STEWART IVORY INTERNATIONAL, to]
If such termination occurs, upon receipt of written notice from S.I.
---------------------------------------------------------------------
INTERNATIONAL ASSETS,  or its successor in interest, it is understood and agreed
--------------------------------------------------------------------------------
that JONES & BABSON, INC., or its successor in interest, in its capacity as
----------------------------------------------------------------------------
Manager will take all necessary corporate action [and] to proceed expeditiously
-------------                                            --
to change the name of the Fund (but, if necessary,  it may take up to one year
                                                    -------
from the effective date [of the termination of the Management Agreement) and]

of such written withdrawal request), and the Fund will not use any other name or
------------------------------------------------------
take any other action [which] that would indicate the Fund's continued
                              ----
association with S.I. INTERNATIONAL ASSETS. In consideration for this right, DAVID L. BABSON & COMPANY INC. agrees that, should it so request the withdrawal of the [name "David L. Babson" (or any part thereof)] Babson Name, it will not
                                                     ------------
permit  another  investment company  (or  series  thereof) [whether or not]
                                     ---------------------
registered under the Act to use the [name "David L. Babson" (or any part thereof)] Babson Name (except for those funds, managed by Jones & Babson,  Inc.
          ---------------------------------------------------------------------
or its successor in interest,  that retain the right to use the Babson Name
-------------------------------------------------------------------------------
under a separate Investment  Counsel  Agreement) as part of its name for a
------------------------------------------------
period  of [five]  two years  subsequent  to the  effective  date of the written
                   ---
withdrawal request, unless this prohibition is waived or modified by [a majority vote of the Fund's shareholders entitled to vote at a duly constituted meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of the Manager.]

the vote of a majority of the directors of the Fund.  For this right to withdraw
----------------------------------------------------
the [name "David L. Babson" or any part thereof)]Babson Name from the use of the
                                                  -----------
Fund, S.I.  INTERNATIONAL  ASSETS agrees   that it will not
compete with [the Manager] JONES & BABSON,  INC., or its
                           ------------------------------
successor in interest,  for the management of the Fund during said [five]
----------------------
two-year  period,  unless this no-compete provision is waived by [a majority
---
of the shares entitled to vote at a duly constituted meeting of the shareholders of the Manager.] JONES & BABSON, INC., or its successor in interest.
                 ---------------------------------------------------



Each party hereby  executes this Agreement as of the [     day of        , 2002]
 _____ day of  ____________, 2003, pursuant to the authority granted by its
---------------------------------
Board of Directors.



                                         S.I. INTERNATIONAL ASSETS



                                       By
                                        ------------------------------

ATTEST:




                                         JONES & BABSON, INC.




                                       By
                                        -------------------------------------

ATTEST:




Accepted and Agreed by:
-----------------------
Babson-Stewart Ivory International Fund, Inc.
---------------------------------------------
By____________________________________
---------------------------------------------
Name:
---------------------------------------------
Title:
---------------------------------------------




                                              EXHIBIT E
                                              FORM OF PROPOSED NEW INVESTMENT
                                              COUNSEL AGREEMENT
                                              MARKED TO SHOW CHANGES FROM
                                              CURRENT INVESTMENT COUNSEL
                                              AGREEMENT: DELETIONS IN
                                              BRACKETS; ADDITIONS UNDERLINED




                          INVESTMENT COUNSEL AGREEMENT

                                     Between

                              JONES & BABSON, INC.

                                       and

                             ANALYTIC SYSTEMS, INC.

THIS AGREEMENT by and between JONES & BABSON, INC., a Missouri corporation with its principal office at [Three Crown Center, 2440 Pershing Road] the BMA Tower,
                                                                 --------------
700 Karnes Boulevard, Kansas City, Missouri 64108 ([hereinafter referred to as]
-----------------------
the "Manager"), and ANALYTIC SYSTEMS, INC., an Illinois corporation with its principal office at 625 North Michigan Avenue, Chicago, Illinios 60611 ([hereinafter referred to as] the "Investment Counsel"), is made pursuant to the approval and direction of the parties' respective Board of Directors and may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

WITNESSETH:

[WHEREAS, the Manager has entered into a Management Agreement with the SHADOW STOCK FUND, INC. (Fund) of concurrent date to provide management services, including investment advisory services, and the Manager desires the assistance of the Investment Counsel which can supply the following services:]

WHEREAS,  the Manager and SHADOW STOCK FUND, INC. (the "Fund") were parties to a
--------------------------------------------------------------------------------
Management  Agreement  under which the  Manager  provided  management  services,
--------------------------------------------------------------------------------
including investment advisory services to the Fund; and
--------------------------------------------------------


WHEREAS,  the Manager  and  Investment  Counsel  were  parties to an  Investment
--------------------------------------------------------------------------------
Counsel  Agreement  under which the  Investment  Counsel  provided the following
--------------------------------------------------------------------------------
services related to the management of the assets of the Fund:
-------------------------------------------------------------

Research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; statistical information and reports as may reasonably be required, and general assistance in the supervision of the investments of the Fund, subject to the control of (i)
                                                                          ---
the Directors of the Fund and [the Directors of JONES & BABSON, INC.]
(ii) the Manager; and
-----------------

WHEREAS,  following a change of control of the Manager and resulting termination
--------------------------------------------------------------------------------
of the prior Management and Investment  Counsel  Agreements,  the parties hereto
--------------------------------------------------------------------------------
desire to enter  into this new  Investment  Counsel  Agreement  under  which the
--------------------------------------------------------------------------------
Investment Counsel will continue to provide the aforementioned services relating
--------------------------------------------------------------------------------
to the management of the Fund's assets.
---------------------------------------

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. During the term of this Agreement, or any extension or extensions thereof, the Investment Counsel will, to the best of its ability, furnish the foregoing services.

2. As compensation, the Manager will pay Investment Counsel for its services the following annual fee computed daily as determined by the Fund's price make-up sheet and which shall be payable monthly or at such other intervals as agreed by the parties in the amount of:
            -----------------

              Twenty one-hundredths of one percent (20/100 of 1%) of the average daily total net assets of the Fund.


3. Provided this Agreement is approved by a majority of the outstanding voting
--------------------------------------------------------------------------------
securities  of  the  Fund,  the  Agreement   shall  become   effective  and  run
--------------------------
concurrently with the [Management] Investment Advisory Agreement of the same
                                   --------------------
date between the Manager and the Fund, an executed copy of which shall be supplied to Investment Counsel.


4. [The last day of the initial period of this Agreement shall coincide with the last day of the Management Agreement which shall be the 31st day of October, 1996.] This Agreement shall continue for a period of two years from the date
        ----------------------------------------------------------------------
of its initial  effectiveness.  Thereafter this Agreement may be renewed [in
------------------------------
conjunction with the Management Agreement] for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Board of Directors of the Fund or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Investment Company Act of 1940, as amended, (the "Act") and provided further that such continuance is approved at least annually thereafter by a vote of a majority of the Directors who are not parties to such Agreement or interested persons (as defined by the Act) of such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Counsel shall provide the Manager such information as may be reasonably necessary to assist the Directors of the Fund to evaluate the terms of [the Management] this Agreement. This Agreement may be terminated at any time,
           --------------------------------------------------
without the payment of any  penalty,  by the Board of  Directors  or by the
---------------------------------------------------------------------------
vote of a  majority  of the outstanding  voting  securities of the Fund,
------------------------------------------------------------------------
or by the Manager or the Investment Counsel upon sixty days written  notice
----------------------------------------------------------------------------
to the other party.  This Agreement will automatically  terminate  with the
-------------------
[Management] Investment Advisory Agreement without the payment of any penalty,
             ---------------------
upon sixty days written notice by the Fund to the Manager that the Board of Directors or the shareholders by vote of a majority of the outstanding voting securities of the Fund, as provided by the Act, has terminated the [Management] Investment Advisory Agreement. This Agreement shall automatically
-------------------
terminate in the event of its assignment or assignment of the [Management] Investment Advisory Agreement unless such assignment is approved by the
--------------------
Directors and the shareholders of the Fund as herein before provided or unless an exemption is obtained from the Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph. The Manager shall promptly notify the Investment Counsel of any notice of termination or of any circumstances [which] that are
                                            ----
likely  to result in a  termination  of the [Management] Investment Advisory
                                                         --------------------
Agreement. This Agreement may be amended at any time by agreement of the parties,
--------------------------------------------------------------------------------
provided  that the  amendment  shall be  approved  in the  manner required by
--------------------------------------------------------------------------------
the Act. For purposes of this Agreement,  the terms "assignment" and
--------------------------------------------------------------------------------
"majority  of the  outstanding  voting  securities"  shall have the meanings set
--------------------------------------------------------------------------------
forth in the Act.
-----------------

5. It is understood and agreed that the services to be rendered by the Investment Counsel to the Manager under the provisions of this Agreement are not to be deemed to be exclusive, and the Investment Counsel shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Counsel to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

6. The Manager agrees that it will furnish currently to Investment Counsel all information reasonably necessary to permit Investment Counsel to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit Investment Counsel to carry out its responsibilities under this Agreement, and the parties agree that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and the frequency and manner with which it shall be supplied.

7. The Investment Counsel shall not be liable for any error of judgment or mistake at law or for any loss suffered by Manager of the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Counsel against any liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reckless disregard of its obligations or duties under this agreement.

8. [In compliance with the provisions of the Management Agreement between SHADOW STOCK FUND, INC. and JONES & BABSON, INC., Investment Counsel agrees with Manager that subject to the terms and conditions of this paragraph 8, the Fund may use the name "Shadow Stock" as part of its name, so long as JONES & BABSON, INC., or any successor in interest, continues as its manager and ANALYTIC SYSTEMS, INC., or any successor in interest, continues as an investment counsel to the manager. Should the Fund terminate either JONES & BABSON, INC. or its successor as manager for the Fund, or ANALYTIC SYSTEMS, INC., or its successor, as an investment counsel, either JONES & BABSON, INC. or ANALYTIC SYSTEMS, INC., or their respective successors in interest, may elect to notify the Fund in writing that permission to use the name "Shadow Stock" has been withdrawn. It is understood that the Fund has, in its Management Agreement with JONES & BABSON, INC., expressly agreed that it, its officers, directors and shareholders,] Investment Counsel agrees with Manager that, subject to the terms and
--------------------------------------------------------------------------------
conditions of Paragraphs 8 and 9 of this  Agreement,  the Fund has the exclusive
--------------------------------------------------------------------------------
right  to use the  "Shadow  Stock"  name as part of the  Fund's  name so long as
--------------------------------------------------------------------------------
ANALYTIC  SYSTEMS,  INC., or any successor in interest,  continues as Investment
--------------------------------------------------------------------------------
Counsel. The term "exclusive right" of the Fund appearing herein means that no
--------------------------------------------------------------------------------
other  investment  company (or series thereof)  registered under the Act will be
--------------------------------------------------------------------------------
entitled  to use  Shadow  Stock  as part of its name so long as the Fund has the
--------------------------------------------------------------------------------
right  to use it as part of its  name.  Should  the  Fund or  Manager  terminate
--------------------------------------------------------------------------------
ANALYTIC  SYSTEMS,  INC., or its successor in interest,  as Investment  Counsel,
--------------------------------------------------------------------------------
ANALYTIC SYSTEMS,  INC., or its successors in interest,  may elect to notify the
--------------------------------------------------------------------------------
Fund in writing that  permission to use the Shadow Stock name has been withdrawn
--------------------------------------------------------------------------------
for the Fund. If so notified,  it is understood  and agreed that JONES & BABSON,
--------------------------------------------------------------------------------
INC.,  or its  successor in  interest,  in its capacity as Manager
--------------------------------------------------------------------------------
will take all necessary  corporate  action [and] to proceed  expeditiously to
                                                 --
change the name of the Fund and not use any other name or take any action [which] that would indicate the Fund's continued association with ANALYTIC
         ----

SYSTEMS, INC. [, JONES & BABSON, INC. or DAVID L. BABSON & CO. INC.] If the use of the [name "Shadow Stock"] Shadow Stock name is so withdrawn as aforesaid,
                             -----------------
[the Fund, its officers, directors and shareholders, understand and agree that there shall be no limitation with respect to the future use of the name "Shadow Stock" by ANALYTIC SYSTEMS, INC., or its successor in interest, or with the permission of ANALYTIC SYSTEMS, INC., by JONES & BABSON, INC. or DAVID L. BABSON & CO. INC. or their respective successors.] it is understood and agreed
                                                   -----------------------------
that there shall be no limitation with respect to the future use of the
------------------------------------------------------ -------------------------
Shadow Stock name by ANALYTIC SYSTEMS, INC., or its successor in interest.
--------------------------------------------------------------------------------

9. Although it is not anticipated, there may occur some unforeseen reason which would prohibit ANALYTIC SYSTEMS, INC., as a matter of reasonable business necessity, continuing as Investment Counsel [to JONES & BABSON, INC.]. Should such circumstances occur, ANALYTIC SYSTEMS, INC., or its successor may elect to terminate its services, even though the Fund would want to continue to use the [name "Shadow Stock"] Shadow Stock name and continue JONES &
                      -----------------
BABSON,  INC., or its  successor in interest,  as Manager with ANALYTIC
                                 ------------             --------------
SYSTEMS,  INC., or its successor in interest, as Investment Counsel. If such
----------------------------------------------------------------------------
termination  occurs,  upon receipt of [such a] written notice [the Fund, its
--------------------
officers, directors and shareholders, have agreed in the Management Agreement between the Fund and JONES & BABSON, INC., to] from ANALYTIC SYSTEMS, INC.,
                                               ----------------------------
or its successor in interest, it is  understood  and agreed that JONES &
-------------------------------------------------------------------------
BABSON, INC., or its successor in interest, in its capacity as Manager will
---------------------------------------------------------------------------
take all necessary  corporate action [and] to proceed  expeditiously to
                                           --
change the name of the Fund [(but, if necessary, to take up to one year from the effective date of the termination of this Investment Counsel Agreement) and not use any other name or take any other action which would indicate the Fund's continued association with ANALYTIC SYSTEMS, INC. In consideration for this right, ANALYTIC SYSTEMS, INC. agrees that should the name "Shadow Stock" be withdrawn, it will not permit another investment company, whether or not registered under the Investment Company Act of 1940, as amended, to use the name "Shadow Stock" as part of its name for a period of five years subsequent to the effective date of the written withdrawal request, unless this prohibition is waived or modified by a majority vote of the Fund's shareholders entitled to vote at the next annual meeting of the Fund's shareholders following receipt of the request, and if any such action is also approved by the majority of shares entitled to vote at a duly constituted meeting of the shareholders of JONES & BABSON, INC.] (but, if necessary, it may take up to one year from the effective
--------------------------------------------------------------------------------
date of such written withdrawal request), and the Fund will not use any other
----------------------------------------------------------------------------
name or take any other action that would indicate the Fund's continued
-----------------------------------------------------------------------
association with ANALYTIC SYSTEMS, INC.In consideration for this right, ANALYTIC
--------------------------------------------------------------------------------
SYSTEMS, INC. agrees  that,  should it so request the  withdrawal  of the
-------------------------------------------------------------------------------
Shadow Stock name it will not permit another investment company (or series
-------------------------------------------------------------------------------
thereof) registered under the Act to use the Shadow Stock name as part
-------------------------------------------------------------------------------
of its name for a period  of two years subsequent to the effective date of
-------------------------------------------------------------------------------
the written withdrawal request, unless this  prohibition  is  waived  or
-------------------------------------------------------------------------------
modified  by the  vote of a  majority  of the directors of the Fund.
-------------------------------------------------------------------------------
For this right to withdraw the [name "Shadow Stock"] Shadow Stock name from the
                                                     -----------------
use of the Fund, ANALYTIC SYSTEMS, INC. agrees [with JONES & BABSON, INC.] that it will not compete with JONES & BABSON, INC., or its successor in
                                                    ----------------------------
interest, for the  management of the Fund during said [five-year] two-year
--------                                                         ---------
period, unless this no-compete provision is waived by [a majority of the shares entitled to vote at a duly constituted meeting of the shareholders of] JONES & BABSON, INC., or its successor in interest.
              -----------------------------


Each party hereby executes this Agreement as of the [30th day of June, 1995]
 _____ day of ____________, 2003, pursuant to the authority granted by its
----------------------------------
Board of Directors.



                                          ANALYTIC SYSTEMS, INC.


                                       By
                                           -------------------------------------

ATTEST:




                                          JONES & BABSON, INC.


                                       By
                                           -------------------------------------

ATTEST:




Accepted and Agreed by:



-----------------------
Shadow Stock Fund, Inc.
-----------------------
By____________________________________
-----------------------
Name:
-----------------------
Title:
-----------------------




[BABSON FUNDS LOGO]

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE VOTE YOUR PROXY.....TODAY

This EzVote Consolidated Proxy covers all of your accounts registered to the same Social Security or Tax I.D. number at this address. You may vote all of these accounts on the consolidated ballot at the bottom of the page or you may cast a consolidated vote by phone or on the Internet using your EzVote Control Number. If you desire to vote each of your accounts separately, use the individual ballots on the reverse side of this card.

                                          VOTING HAS NEVER BEEN EASIER!

                                          VOTING ON THE INTERNET
Your EzVote Control Number is     -Read the Proxy Statement and have this card
    XXX XXX XXX XXX XX             at hand
                                  -Log on to www.proxyweb.com
                                             ----------------
                                  -Enter your EzVote Control Number and
                                   follow the on-screen instructions
                                  -Do not return this paper ballot

                                          VOTING BY PHONE
                                  -Read the Proxy Statement and have this card
                                   at hand
                                  -Call toll-free 1-888-221-0697
                                  -Enter your EzVote Control Number and
                                   follow the recorded instructions
                                  -Do not return this paper ballot


- ------------------------------------------------------------------------------
EzVote(SM)
CONSOLIDATED PROXY BALLOT     SPECIAL MEETING OF SHAREHOLDERS   MARCH 28, 2003




[LABEL]




The undersigned hereby revokes all previous proxies for his or her shares and appoints Stephen S. Soden, P. Bradley Adams and Martin A. Cramer, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Babson Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders, including any adjournments thereof (the "Meeting"), to be held at the offices of Jones & Babson, Inc., on the 19th floor of the BMA Tower, 700 Karnes Boulevard, Kansas City, Missouri at 1:00 p.m., Central Time, on March 28, 2003, upon such business as may properly be brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE BABSON FUNDS. IF THIS PROXY IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, IT WILL BE VOTED FOR ALL PROPOSALS. IF OTHER BUSINESS SHOULD PROPERLY COME BEFORE THE MEETING, PROXIES WILL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED IN THE ACCOMPANYING PROXY.

The Board of Directors recommends that you vote in favor of Proposals 1, 2, 3.a., 3.b. and 3.c.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged.



                                     Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

- ------------------------------------------------------------------------------

                               CONSOLIDATED BALLOT




                                                                         FOR        WITHHOLD     FOR ALL
                                                                         ALL          ALL        EXCEPT**


    FOR ALL FUNDS:
    -------------
l.   To elect four Directors (seven Directors with respect to           [   ]         [   ]      [   ]
     Babson Enterprise Fund II, Inc.) to hold office until
     their successors are duly elected and qualified or until
     their earlier resignation or removal:
    (01) T. Geron Bell,     (03) Ronald James,   (05) William H. Russell,*
    (02) Sandra J. Hale,    (04) Jay H. Wein,    (06) H. David Rybolt*
                                                 (07) Stephen S. Soden

    *(BABSON ENTERPRISE FUND II, INC. ONLY)


-------------------------------------------------------------------
**INSTRUCTIONS:  To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s)
number(s) on the line above.



                                                                             FOR       AGAINST        ABSTAIN
                                                                             ----      -------        --------

2.   To approve a New Investment Advisory Agreement                          [   ]       [   ]           [   ]
     between each Fund and Jones & Babson, Inc.



FOR ALL FUNDS (EXCEPT BABSON-STEWART IVORY INTERNATIONAL FUND, INC.):

3a. To approve a New Investment Counsel Agreement between Jones &             [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company Inc.;


FOR BABSON-STEWART IVORY INTERNATIONAL FUND, INC. ONLY:


3b. To approve a New Investment Counsel Agreement between Jones & Babson,     [   ]       [   ]           [   ]
     Inc. and S.I. International Assets (formerly Babson-Stewart Ivory
     International);




FOR THE SHADOW STOCK FUND, INC. ONLY:
- -------------------------------------

3c. To approve a New Investment Counsel Agreement between Jones & Babson,     [   ]       [   ]           [   ]
     Inc. and Analytic Systems, Inc.


4.   To transact such other business as may properly come before the Special
     Meeting and any adjournments thereof.


Date: _________________________


You are urged to date and sign this proxy and return it promptly. This will save the expense of follow-up letters to shareholders who have not responded.




                              --------------------------------------------
                                       Signature(s) (Please sign in box)




NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.



IF YOU HAVE VOTED THIS CONSOLIDATED BALLOT YOUR VOTING IS COMPLETED



                            INDIVIDUAL PROXY BALLOTS

IMPORTANT: USE THESE BALLOTS ONLY IF YOU WISH TO VOTE EACH FUND SEPARATELY

DIRECTOR NOMINEES:  (01) T. Geron Bell,  (03) Ronald James, (05) William H. Russell*,
                    (02) Sandra J. Hale, (04) Jay H. Wein,  (06) H. David Rybolt* and
                                                            (07) Stephen S. Soden*

                    *(BABSON ENTERPRISE FUND II, INC. ONLY)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF DIRECTORS (REFER TO NOMINEES AT TOP OF PAGE)

                                                                                FOR      WITHHOLD      FOR ALL
                                                                                ALL         ALL        EXCEPT**
                                                                               [   ]      [   ]          [   ]

**EXCEPT# __________________
**INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above.






                                                                                  FOR       AGAINST        ABSTAIN
                                                                                  ----      -------        --------



2.   To approve a New Investment Advisory Agreement                               [   ]       [   ]           [   ]
     between the Fund and Jones & Babson, Inc.

3a. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company Inc. (EXCEPT FUND 028);

3b. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and S.I. International Assets (ONLY FUND 028);

3c. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
    Babson, Inc. and Analytic Systems, Inc. (ONLY FUND 008).

4. To transact such other business as may properly come before the Special meeting and any adjournments thereof.




- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF DIRECTORS (REFER TO NOMINEES AT TOP OF PAGE)

                                                                                FOR      WITHHOLD      FOR ALL
                                                                                ALL         ALL        EXCEPT**
                                                                              [   ]      [   ]          [   ]

**EXCEPT# __________________
**INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above.





                                                                                  FOR       AGAINST        ABSTAIN
                                                                                  ----      -------        --------



2.   To approve a New Investment Advisory Agreement                               [   ]       [   ]           [   ]
     between the Fund and Jones & Babson, Inc.

3a. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company Inc. (EXCEPT FUND 028);

3b. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and S.I. International Assets (ONLY FUND 028);

3c. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
    Babson, Inc. and Analytic Systems, Inc. (ONLY FUND 008).

4. To transact such other business as may properly come before the Special meeting and any adjournments thereof.


- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF DIRECTORS (REFER TO NOMINEES AT TOP OF PAGE)

                                                                                FOR      WITHHOLD      FOR ALL
                                                                                ALL         ALL        EXCEPT**

                                                                               [   ]      [   ]          [   ]

**EXCEPT# __________________
**INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above.





                                                                                  FOR       AGAINST        ABSTAIN
                                                                                  ----      -------        --------



2.   To approve a New Investment Advisory Agreement                               [   ]       [   ]           [   ]
     between the Fund and Jones & Babson, Inc.

3a. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company Inc. (EXCEPT FUND 028);

3b. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and S.I. International Assets (ONLY FUND 028);

3c. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
    Babson, Inc. and Analytic Systems, Inc. (ONLY FUND 008).

4. To transact such other business as may properly come before the Special meeting and any adjournments thereof.


- --------------------------------
XXX XXXXXXXXXXX XXX
ACCOUNT REGISTRATION
PRINTS HERE

                                 CONTROL NUMBER
                               XXX XXX XXX XXX XX

FUND NAME PRINTS HERE

1. ELECTION OF DIRECTORS (REFER TO NOMINEES AT TOP OF PAGE)

                                                                                FOR      WITHHOLD      FOR ALL
                                                                                ALL         ALL        EXCEPT**

                                                                               [   ]      [   ]          [   ]

**EXCEPT# __________________
**INSTRUCTIONS: To withhold authority to vote for an individual nominee(s), mark the box "FOR ALL EXCEPT" and write that nominee(s) number(s) on the line above.





                                                                                  FOR       AGAINST        ABSTAIN
                                                                                  ----      -------        --------



2.   To approve a New Investment Advisory Agreement                               [   ]       [   ]           [   ]
     between the Fund and Jones & Babson, Inc.

3a. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and David L. Babson & Company Inc. (EXCEPT FUND 028);

3b. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
     Babson, Inc. and S.I. International Assets (ONLY FUND 028);

3c. To approve a New Investment Counsel Agreement between Jones &                 [   ]       [   ]           [   ]
    Babson, Inc. and Analytic Systems, Inc. (ONLY FUND 008).

4. To transact such other business as may properly come before the Special meeting and any adjournments thereof.





Date: ________________



NOTE: Please sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, title or capacity should be stated. Joint owners should each sign.


                                        ---------------------------------
                                        Signature(s) (Please sign in box)